UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant   ☒Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
THE CHEMOURS COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

1007 Market Street
Wilmington, Delaware 19801
March 13, 2020
To our Shareholders:
We are pleased to invite you to attend the annual meeting of shareholders of The Chemours Company to be held on April 28, 2020 in the Caesar Rodney Ballroom at The Westin Hotel, located at 818 Shipyard Drive, Wilmington, DE 19801. The meeting will begin at 10:00 a.m. (Eastern time).
The following pages contain our notice of annual meeting and proxy statement. Please review this material for information concerning the business to be conducted at the annual meeting, including the nominees for election as directors.
We are furnishing proxy materials to our shareholders primarily over the Internet, which expedites shareholders’ receipt of proxy materials and reduces the environmental impact of our annual meeting.
Whether or not you plan to attend the annual meeting in person, please submit a proxy promptly to ensure that your shares are represented and voted at the meeting.
Sincerely,

Richard H. Brown Chairman of the Board	Mark P. Vergnano President & Chief Executive Officer

Notice of Annual Meeting
of Shareholders
Date: April 28, 2020
Time: 10:00 a.m. Eastern time
Place: Caesar Rodney Ballroom at The Westin Hotel, located at 818 Shipyard Drive, Wilmington, DE 19801
Record date: March 2, 2020
Notice is hereby given that a meeting of the shareholders of The Chemours Company (the “Company”) will be held in the Caesar Rodney Ballroom at The Westin Hotel, located at 818 Shipyard Drive, Wilmington, DE 19801, on April 28, 2020 at 10:00 a.m. Eastern time (including any adjournments or postponements thereof, the “Annual Meeting”) for the following purposes:
1.
To elect the nine director nominees named in the accompanying Proxy Statement to serve one-year terms expiring at the Annual Meeting of Shareholders in 2021;

2.
To hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers;

3.
To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020;

4.
To vote on a shareholder proposal on a Board Advisory Position if properly presented at the Annual Meeting; and

5.
To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on March 2, 2020 are entitled to notice of, and to vote at, the Annual Meeting, and any adjournments or postponements of the Annual Meeting.
By Order of the Board of Directors.
David C. Shelton
Senior Vice President, General Counsel &
Corporate Secretary
March 13, 2020
Your vote is important. Even if you plan to attend the Annual Meeting, Chemours still encourages you to submit your proxy by Internet, telephone or mail prior to the meeting. If you later choose to revoke your proxy or change your vote, you may do so by following the procedures described under “Can I revoke a proxy?” and “Can I change my vote after I have delivered my proxy?” in the “Questions and Answers” section of the attached Proxy Statement.
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 28, 2020:
The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Shareholders,
Proxy Statement and Annual Report are available at
www.allianceproxy.com/chemours/2020

PROXY STATEMENT
ANNUAL MEETING OVERVIEW
Set forth below is summary information regarding the annual meeting of shareholders (including any adjournments and postponements thereof, the “Annual Meeting”) of The Chemours Company (“Chemours” or the “Company”), including the location of the meeting and the proposals its shareholders will vote upon at the meeting. Please see the more detailed information set forth in this Proxy Statement about the Annual Meeting and the proposals.
Meeting Information	Summary of Matters to be Voted Upon
Time and Date:	Voting Matter	Board Vote Recommendation	See Page
10:00 a.m. (Eastern time) on Tuesday, April 28, 2020 Place: Caesar Rodney Ballroom at The Westin Hotel, 818 Shipyard Drive, Wilmington, DE 19801	Management Proposals
	Proposal 1 — Election of Directors	FOR EACH NOMINEE	1
	Proposal 2 — Advisory Vote on Executive Compensation	FOR	55
	Proposal 3 — Ratification of Independent Registered Public Accounting Firm	FOR	55
	Shareholder Proposal
	Proposal 4 — Board Advisory Position	AGAINST	58
PROPOSAL 1  —  ELECTION OF DIRECTORS
The first proposal to be voted on at the Annual Meeting is the election of members of the Board of Directors (the “Board”) of the Company. Nine current members of the Board are standing for re-election to hold office for a one-year term, or until their successors are duly elected and qualified.
Each nominee has agreed to be named in this Proxy Statement and to serve if elected. Although Chemours knows of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board of Directors. In that case, your shares will be voted for that other person.

Director Qualification Standards

The Chemours Nominating and Corporate Governance Committee will consider potential candidates suggested by Board members, as well as management, shareholders, search firms and others.
The Board’s Corporate Governance Guidelines describe qualifications for directors. Directors are selected for their integrity and character; sound, independent judgment; breadth of experience, insight and knowledge; business acumen; and significant professional accomplishment. The specific skills, experience and criteria that the Board may consider, and which may vary over time depending on current needs, include leadership; experience involving technological innovation; relevant industry experience; financial expertise; corporate governance; compensation and succession planning; familiarity with issues affecting global businesses; experience with global business operations, strategy and management; environment, health, safety and sustainability; risk management; other board experience; prior government service; and other individual qualities and attributes, including diversity in experience, gender and ethnicity, that contribute to the total mix of viewpoints and experience represented on the Board. Additionally, directors are expected to be willing and able to devote the necessary time, energy and attention to assure diligent performance of their responsibilities.
When considering candidates for nomination, the Nominating and Corporate Governance Committee takes into account these factors, among other items, to assure that new directors have the highest personal and professional integrity, have demonstrated exceptional ability and judgment and will be most effective, in conjunction with other directors, in serving the long-term interests of all shareholders. The Nominating and Corporate Governance Committee will not nominate for election as a director a partner, member, managing director, executive officer or principal of any entity that provides accounting, consulting, legal, investment banking or financial advisory services to Chemours.
Once the Nominating and Corporate Governance Committee has identified a prospective candidate, the Nominating and Corporate Governance Committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on whatever information is provided to the Nominating and Corporate Governance Committee with the recommendation of the prospective candidate, as well as the Nominating and Corporate Governance Committee’s own knowledge of the prospective candidate. This may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination will be based primarily on the likelihood that the prospective nominee can satisfy the factors described above. If the Nominating and Corporate Governance Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that further consideration is warranted, it may gather additional information about the prospective nominee’s background and experience.
The Nominating and Corporate Governance Committee also may consider other relevant factors as it deems appropriate, including the current composition of the Board and specific needs of the Board to ensure its effectiveness. In connection with this evaluation, the Nominating and Corporate Governance Committee will determine whether to interview the prospective nominee. One or more members of the Nominating and Corporate Governance Committee and other directors, as appropriate, may interview the prospective nominee in person or by telephone. After completing its evaluation, the Committee will conclude whether to make a recommendation to the full Board for its consideration.
The Nominating and Corporate Governance Committee considers candidates for director suggested by shareholders, applying the factors for potential candidates described above and taking into account the additional information provided by the shareholder or gathered by the Committee. Shareholders wishing to suggest a candidate for director should write to the Corporate Secretary and include the detailed information required under the Company’s Amended and Restated Bylaws (the “Bylaws”).
A shareholder’s written notice to the Corporate Secretary described in the preceding paragraph must be delivered to The Chemours Company, 1007 Market Street, Wilmington, DE 19801, Attention: Corporate Secretary. Shareholders who wish to nominate candidates for the Board of Directors must follow the procedures described under “2021 Annual Meeting of Shareholders  —  Procedures for Submitting Shareholder Proposals and Nominations” in this Proxy Statement.

Director Nominees

The following information describes certain information regarding our director nominees.
Director Nominee Composition

Skills, Experience, and Background

The Nominating and Corporate Governance Committee recommended to the Board the nominees named in this Proxy Statement. Based on this recommendation and each nominee’s credentials and experience outlined below, the Board has determined that each nominee can make a significant contribution to the Board and the Company, is willing and able to devote the necessary time, energy and attention to assure diligent performance of their responsibilities and should serve as a director of the Company.
Set forth on the following pages is a skills matrix and biographical information about each of the nominees, including information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that factored into the Board’s determination that the person should serve as a director of the Company. The Board regularly reviews the skills, experience, and background that it believes are desirable to be represented on the Board. The following is a description of the Boards’ adopted Core Skills & Qualifications and additional relevant experience possessed by the nominees.

Core Skills & Qualifications		Additional Experience
Leadership (Strategy & Execution)	Chemical Industry Experience	Marketing	Information Technology
Financial Expertise	Risk Management	Business Development	Logistics & Supply Chain
Global Business Strategy & Management	Global Business Operations	Mergers & Acquisitions	Legal Expertise
Technological Innovation	Compensation & Succession	Capital Markets	Regulatory Experience
Corporate Governance	Diversity	Investor Relations & Engagement	Cybersecurity
Environment, Health, Safety & Sustainability	Other Board Experience

Skills Matrix

We maintain a skills matrix that identifies expertise and professional background in areas we think are essential for Chemours. The table below lists the areas of expertise for our director nominees.
	Curtis V. Anastasio	Bradley J. Bell	Richard H. Brown	Mary B. Cranston	Curtis J. Crawford	Dawn L. Farrell	Erin N. Kane	Sean D. Keohane	Mark P. Vergnano
Core Skills and Experience
Leadership (Strategy and Execution)	x	x	x	x	x	x	x	x	x
Chemical Industry Experience	x	x	x	x	x		x	x	x
Financial Expertise	x	x	x	x	x	x	x	x	x
Global Business Strategy and Management	x	x	x	x	x	x	x	x	x
Global Business Operations	x	x	x	x	x	x	x	x	x
Corporate Governance	x	x	x	x	x	x	x	x	x
Other Board Experience	x	x	x	x	x	x	x	x	x
Technological Innovation	x		x	x	x	x	x	x	x
Compensation & Succession	x	x	x	x	x	x	x	x	x
Risk Management	x	x	x	x	x	x	x	x	x
Environmental, Health, Safety and Sustainability	x		x	x		x	x	x	x
Additional Experience
Marketing	x				x	x	x	x	x
Business Development	x		x		x	x	x	x	x
Mergers & Acquisitions	x	x	x	x	x	x			x
Capital Markets		x	x			x			x
Investor Relations & Engagement	x	x	x	x		x	x	x	x
Information Technology			x	x	x
Logistics & Supply Chain	x		x				x	x
Legal Expertise	x			x
Regulatory Experience	x		x	x		x
Cybersecurity				x		x
Diversity
Gender				x		x	x
Ethnicity					x

Director Nominees

Director Since: 2015
Committee Memberships: Audit, Nominating and Corporate Governance
Term of Office Expires: 2020
Age: 63
Business Experience:
•
President, Chief Executive Officer and Executive Director of NuStar GP Holdings, LLC (2006 to 2013)

•
President, Chief Executive Officer and Executive Director of NuStar Energy, L.P. (2001 to 2013)

Other Boards and Positions
•
Chairman, GasLog Partners LP (2014 to present)

•
Par Pacific Holdings, Inc. (2014 to present)

•
Federal Reserve Bank of Dallas (2014 through 2019)

Mr. Anastasio has significant leadership experience as both an executive officer and board member of public companies. Through his experience as a former chief executive officer, he is able to provide the Board with valuable insight on global business management and financial matters. Mr. Anastasio’s knowledge of financial matters is further enhanced by his role as audit committee chairman of Par Pacific Holdings, Inc. and as a Director and member of the Audit Committee of the Federal Reserve Bank of Dallas. He also has valuable experience in marketing, business development and logistics.

Curtis V. Anastasio

Director Since: 2015
Committee Memberships: Audit (Chair), Compensation and Leadership Development
Term of Office Expires: 2020
Age: 67
Business Experience:
•
Executive Vice President and Chief Financial Officer, Nalco Holding Company (2003 to 2010)

•
Senior Vice President and Chief Financial Officer of Rohm and Haas Company (1997 to 2003)

Other Boards and Positions
•
Director, Hennessy Capital Acquisition Corporation IV (HCAC)
HCAC I (2014 to 2015)
HCAC II (2015 to 2017)
HCAC III (2017 to 2018)
HCAC IV (2018 to present)

•
Momentive Performance Materials Holdings Inc. (2014 to 2019)

•
Compass Minerals International, Inc. (2003 to 2015)

•
IDEX Corporation (2001 to 2015)

Through his over 35 years of executive experience in the technology, manufacturing and chemicals industries, Mr. Bell has developed financial expertise and experience in mergers and acquisitions, private equity and capital markets transactions. His experience includes over 12 years of experience as a chief financial officer of a publicly traded company, during which he obtained significant financial management and reporting expertise. Mr. Bell has over 30 years of experience as a director of multiple public companies, which allows him to bring the Board substantial knowledge of corporate governance, compensation design, shareholder relations, risk management and succession planning.

Bradley J. Bell

Director Since: 2015
Committee Memberships: Chairman of the Board
Term of Office Expires: 2020
Age: 72
Business Experience:
•
Chair and Chief Executive Officer, Electronic Data Systems (EDS), (1999 to 2003)

•
Chief Executive Officer, Cable & Wireless PLC (1996 to 1999)

•
Chief Executive Officer, H&R Block Inc. (1995 to 1996)

•
Chief Executive Officer, Illinois Bell Telephone Company (1990 to 1995)

Other Boards and Positions
•
Chairman, The Chemours Company (2015 to present)

•
Chairman, Browz, LLC (2005 to 2019)

•
E. I. du Pont de Nemours and Company (2001 to 2015)

•
The Home Depot, Inc. (2000 to 2006)

•
Vivendi Universal (2000 to 2002)

•
Seagram Co Ltd. (1997 to 2000)

•
Trustee Emeritus, Ohio University Foundation

•
Member, Business Roundtable, the President’s Advisory Committee on Trade and Policy Negotiations, the U.S.-Japan Business Council, the French-American Business Council, and the President’s National Security Telecommunications Advisory Committee

From his experiences as the chief executive officer and chairman of the board of several large public companies, Mr. Brown has valuable knowledge in the areas of global business management and operations, as well as the chemicals industry, corporate governance, financial matters, information technology, investor relations and supply chain logistics. His past experience serving as a public company chairman and his knowledge of the chemicals industry make Mr. Brown uniquely qualified to be the Chairman of the Board.

Richard H. Brown

Director Since: 2015
Committee Memberships: Audit, Nominating & Corporate Governance (Chair)
Term of Office Expires: 2020
Age: 72
Business Experience:
•
Senior Partner and Chair Emeritus, Pillsbury Winthrop Shaw Pittman (2007 to 2011); Chair and Chief Executive Officer (1999 to 2006)

Other Boards and Positions
•
McAfee, Inc. (2018 to present)

•
MyoKardia, Inc. (2016 to present)

•
Visa, Inc. (2007 to present)

•
Exponent, Inc. (2010 to 2014)

•
International Rectifier Corporation (2008 to 2015)

•
Juniper Networks, Inc. (2007 to 2015)

•
GrafTech International Ltd (2000 to 2014)

Ms. Cranston brings leadership experience and expertise in financial matters, risk management, legal matters and corporate governance. She has over 30 years of experience in mergers and acquisitions as a legal advisor and oversaw two large mergers while she was the chief executive officer of Pillsbury. Ms. Cranston also has experience in the areas of trade, antitrust, telecommunications, SEC enforcement and environmental law. Through her board memberships, she has dealt with cybersecurity issues, stockholder activism and board engagement with shareholders.

Mary B. Cranston

Director Since: 2015
Committee Memberships: Audit, Compensation and Leadership Development (Chair)
Term of Office Expires: 2020
Age: 72
Business Experience:
•
President and Chief Executive Officer, XCEO, Inc. (2003 to present)

•
President and Chief Executive Officer, Onix Microsystems and Zilog Inc.

Other Boards and Positions
•
ON Semiconductor (1999 to Present)

•
E. I. du Pont de Nemours and Company (1998 to 2015)

•
Xylem Inc. (2011 to present)

•
ITT Corp.

•
Agilysys

•
Lyondell Petrochemical (1998 to 2015)

•
Author of three books on leadership and corporate governance

•
B. Kenneth West Lifetime Achievement Award, National Association of Corporate Directors (NACD), (2011)

•
Outstanding Director, Financial Times (ODX) (2019)

Dr. Crawford has more than 20 years of board experience and has developed an expertise in corporate governance and boardroom leadership. As an executive of several companies, he gained experience in a range of fields including technological innovation and the chemicals industry. Dr. Crawford has developed comprehensive risk management programs for major corporations and also has substantial experience in financial matters, executive compensation and succession planning. From his experience as the president and chief executive officer of a consulting firm, he provides the Board with a unique perspective on corporate governance matters.

Curtis J. Crawford

Director Since: 2015
Committee Memberships:
Compensation and Leadership Development, Nominating and Corporate Governance

Term of Office Expires: 2020
Age: 60
Business Experience:
•
President and Chief Executive Officer, TransAlta Corporation (2012 to present);

•
Chief Operating Officer, TransAlta Corporation (2009 to 2011); Executive Vice President, Commercial Operations and Development (2007 to 2009)

•
Executive Vice President of Generation, BC Hydro (2003 to 2006)

Other Boards and Positions
•
Business Council of Alberta

From her role as both chief executive officer and board member of a public company, Mrs. Farrell gives the Board important insight in the areas of leadership, global business management and operations, shareholder relations, risk management and financial matters. Mrs. Farrell has substantial experience in strategy, generation operations, large acquisitions, implementing environmental, health and safety programs, negotiating major regulatory deals and financing.

Dawn L. Farrell

Director Since: 2019
Committee Memberships: Audit, Compensation and Leadership Development
Term of Office Expires: 2020
Age: 43
Business Experience:
•
President and Chief Executive Officer, AdvanSix (2016 to present)

•
Vice President and General Manager, Resins and Chemical, Honeywell (2014 to 2016); Business Director, Chemical Intermediates, (2011 to 2014); Global Marketing Manager, Resins and Chemicals (2008 to 2011); Global Marketing Manager, Authentication Technologies Business (2006 to 2008); Product Marketing Manager, Specialty Additives Business (2004 to 2006); Six Sigma Blackbelt Specialty materials (2002 – 2004)

•
Six Sigma and Process Engineering, Elementis Specialties and Kvaerner Process prior to 2004

Other Boards and Positions
•
American Institute of Chemical Engineers (2019 to present)

•
American Chemistry Council (2017 to present)

Ms. Kane led the spin-off of AdvanSix into an independent, NYSE-listed public company, including the appointment of an executive team, oversight of global business operations and strategy, creation of a best-practices corporate governance regime and Board of Directors function, structuring of compensation and succession planning, and the development of ERM and HSE programs.

Erin N. Kane

Director Since: 2018
Committee Memberships:
Compensation and Leadership Development, Nominating and Corporate Governance

Term of Office Expires: 2020
Age: 52
Business Experience:
•
President and CEO, Cabot Corporation (2016 to present)

•
EVP, President, Reinforcement Materials, Cabot Corporation (2014 to 2016); SVP, President, Performance Chemicals (2012 to 2014); General Manager, Performance Chemicals (2008 to 2012); Vice President (2005 to 2008); joined Cabot Corporation (2002)

•
General Management positions, Pratt & Whitney, a division of United Technologies, prior to 2002

Other Boards and Positions
•
American Chemistry Council (2016 to Present)

Mr. Keohane has a deep understanding of Cabot’s businesses, strong knowledge of the chemicals industry and significant experience in management, strategic planning, manufacturing, international business and marketing.

Sean D. Keohane

Director Since: 2015
Committee Memberships: President & CEO
Term of Office Expires: 2020
Age: 62
Business Experience:
•
President and Chief Executive Officer, The Chemours Company (2015 to present)

•
Executive Vice President, DuPont, E.I. du Pont de Nemours and Company (2009 to 2015);

•
Group Vice President, Safety & Protection DuPont, E.I. du Pont de Nemours and Company (2006 to 2009); Vice President and General Manager —  Surfaces and Building Innovations (2005 to 2006); Vice President and General Manager — Nonwovens (2003 to 2005); Assignments in manufacturing, technology, marketing, sales and business strategy prior to 2003; Joined DuPont in 1980 as a process engineer

Other Boards and Positions:
•
Chairman (Present); Director, American Chemistry Council (2015 to 2019)

•
Chairman, National Safety Council (2017 to 2019); Director (2007 to present)

•
Johnson Controls International plc (2016 to present); Johnson Controls, Inc. (2011 to 2016)

Mr. Vergnano has substantial leadership experience in the chemicals industry and in global business management and operations. He also brings knowledge and experience in technological innovation, risk management, corporate governance and financial matters. Through his former role with DuPont and his current role as the Company’s President and Chief Executive Officer, Mr. Vergnano has substantial knowledge of the Company and its industry.

Mark P. Vergnano

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF ITS NINE
DIRECTOR NOMINEES.

CORPORATE GOVERNANCE
Corporate Governance Highlights

➢
Declassified Board in 2016  —  all directors elected annually

➢
8 of 9 director nominees are independent

➢
Highly qualified directors reflect broad and diverse mix of business backgrounds, skills and experiences  —  Skills Matrix added in 2019

➢
Independent Board Chairman

➢
All of the Audit Committee members are “audit committee financial experts”

➢
Majority voting for uncontested elections with a director resignation policy

➢
Executive sessions of independent directors at each regularly scheduled Board meeting

➢
Clawback and Anti-Hedging policies

➢
Directors and Officers must meet share ownership guidelines

➢
No director may stand for re-election after reaching age 75

➢
Annual Board and Committee self-evaluations

➢
Board Refreshment — onboarded new directors in 2018 and 2019

➢
Diversity — increased to 44% Board member diversity based on gender and ethnicity

➢
Commitment to Corporate Responsibility — see highlights on page 11

Corporate Governance Practices

The Board is committed to the highest standards of corporate governance, which is essential for sustained success and long-term shareholder value.
In light of this goal, the Board has adopted the Corporate Governance Guidelines, which provide the framework for the Board’s corporate governance. The Nominating and Corporate Governance Committee of the Board reviews and assesses the Corporate Governance Guidelines annually and recommends changes to the Board as appropriate. Among other things, the Corporate Governance Guidelines provide that:
➢
Independent directors will meet regularly in executive session in conjunction with regularly scheduled Board meetings

➢
Directors have access to the Company’s management and advisors, and are encouraged to visit the Company’s facilities. Our Board has visited two manufacturing facilities

➢
As necessary and appropriate, the Board and its Committees may retain outside legal, financial or other advisors

➢
The Board will make an annual self-evaluation of its performance with a particular focus on overall effectiveness

➢
Directors will avoid any actual or potential conflicts with the interests of the Company, and if any actual or potential conflict develops, will report all facts to the Board so that the conflict may be resolved or the director may resign

➢
Shareholders and others interested in communicating directly with the Board, Chair or other outside director may do so by writing in care of the Corporate Secretary. The Board’s independent directors have approved procedures for handling such correspondence received by the Company and addressed to the Board

The Corporate Governance Guidelines, along with the Charters of the Board Committees, the Company’s Code of Conduct, Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Controller, and Code of Business Conduct and Ethics for the Board of Directors are available on the Company’s website at www.chemours.com, under the heading “Investor Relations” and then “Corporate Governance.”

Corporate Responsibility Commitment Highlights

➢
Published our first Corporate Responsibility Commitment Report compliant with the GRI Core reporting requirements

➢
Submitted our first Communication on Progress to the United Nations Global Compact

➢
Reported our baseline for measuring progress on achieving our 2030 Corporate Responsibility Commitment Goals

➢
Submitted our first response to the CDP for climate change reporting

➢
Refreshed mapping our Corporate Responsibility Commitment goals to the United Nations Sustainable Development Goals

➢
Invested more than $100 million combined at our Fayetteville Works and Dordrecht plants to reduce air and water emissions

➢
Upgraded steam supply for our New Johnsonville plant from third-party coal boiler to natural-gas turbines, achieving ~145,000 metric-ton reduction in greenhouse gas (GHG) emissions per year

➢
Chemours’ Future of Chemistry Scholarships program awarding scholarships for students committed to obtaining degrees in STEM at historically black colleges and universities

➢
In 2019, Chemours Fellow John Sworen wins the prestigious Society of Chemical Industry’s Perkin Medal for developing non-fluorinated, renewably sourced durable water repellents

➢
Named to Newsweek’s 2020 list of America’s Most Responsible Companies

➢
Certified as a great workplace by independent analysts at Great Place to Work®

➢
Recognized by the Association of American Railroads for the third year in a row as a safe shipper of hazardous materials with the Non-Accident Release Grand Slam Award

➢
Sustainability Leadership Award from the American Chemistry Council for the development of Opteon™, our industry-leading, sustainable family of refrigerant products

Our 2030 Corporate Responsibility Commitment Goals

OUR PILLARS	OUR 2030 GOALS	OUR CONTRIBUTION TO THE UN SDGs
Inspired People	**Empowered Employees** ▪ Fill 50% of all positions globally with women ▪ Fill 20% of all US positions with ethnically diverse employees	3, 4, 5, 8, 10, 16
	Safety Excellence ▪ Improve employee, contractor, process, and distribution safety performance by at least 75%	8
	Vibrant Communities ▪ Invest $50M in our communities to improve lives by increasing access to science, technology, engineering, and math (STEM) skills, safety initiatives, and sustainable environment programs	4, 6, 8, 11, 15
Shared Planet	**Climate** ▪ Reduce greenhouse gas emissions intensity by 60% ▪ Advance our plan to become carbon positive by 2050	7, 8, 12, 13
	Water ▪ Reduce air and water process emissions of fluorinated organic chemicals by 99% or more	6, 8, 12, 14
	Waste ▪ Reduce our landfill volume intensity by 70%	8, 12, 15
Evolved Portfolio	**Sustainable Offerings** ▪ Ensure that 50% of our revenue comes from offerings that make a specific contribution to the UN SDGs	2, 3, 7, 9, 11, 12, 13
	Sustainable Supply Chain ▪ Establish a baseline for the sustainability performance of 80% of suppliers by spend and demonstrate 15% improvement	5, 6, 8, 10, 12, 13, 15

To view our Corporate Responsibility Commitment Report and learn more about our goals, go to: https://www.chemours.com/our-company/corporate-responsibility/

Board Oversight of Corporate Responsibility

Because environmental, social, and governance (ESG) matters are integral to the growth and success of the Company, we believe that oversight of these sustainability matters belongs at the full Board level instead of relegating them to any one particular committee. Our full Board is responsible for the oversight of our Corporate Responsibility strategy, standards, goals and performance. We believe this level of oversight provides the best avenue to integrate ESG risks and opportunities into our overall business strategy, and it helps us meet the changing demands of all our stakeholders — customers, partners, investors, employees and communities.
Corporate Responsibility is embedded in our business processes, guides how we manage and operate our manufacturing sites, and inspires the new products and offerings we bring to market. Our growth strategy is directly linked to Corporate Responsibility so that we aim not only to grow, but to grow responsibly.
Proposed corporate transactions and overall corporate strategy are reviewed by the full Board with input from management on ESG risks and opportunities. Our Board receives regular updates from senior management on Corporate Responsibility matters, including environmental, health and safety (EHS), social issues, regulatory actions and product stewardship. Under the oversight of our Board, senior management continues to execute on our Corporate Responsibility commitments which focus on three key pillars — inspired people, a shared planet, and an evolved portfolio. With the Board’s guidance, we have developed and are advancing progress on goals for climate change, water stewardship, waste management, diversity and inclusion, safety, product sustainability and sustainable sourcing.

Board Leadership Structure

Mr. Richard H. Brown serves as the Chairman of the Board. The Company’s governing documents allow the roles of Chairman and Chief Executive Officer (“CEO”) to be filled by the same or different individuals. This approach allows the Board flexibility to determine whether the two roles should be separated or combined based upon the Company’s needs and the Board’s assessment of the Company’s leadership from time to time. If the Board does not have an independent chairperson, the Board will appoint a Lead Independent Director and determine the Lead Independent Director’s duties and responsibilities. The Board will periodically consider the advantages of having an independent
Chairman or a combined Chairman and CEO and is open to different structures as circumstances may warrant.
At this time, the Board has determined that separating the roles of Chairman and CEO serves the best interests of Chemours and its shareholders. The Company’s CEO and senior management, working with the Board, set the strategic direction for Chemours, and the CEO provides day-to-day leadership. The independent Chairman leads the Board in the performance of its duties and serves as the principal liaison between the independent directors and the CEO.

Director Independence

The Nominating and Corporate Governance Committee of the Board is responsible for reviewing the qualifications and independence of members of the Board and its various Committees on a periodic basis, as well as the composition of the Board as a whole. This assessment includes members’ qualifications as independent, as well as, consideration of skills and experience in relation to the needs of the Board. Director nominees are recommended to the Board by the Nominating and Corporate Governance Committee in accordance with the policies and principles in its Charter. The ultimate responsibility for selection of director nominees resides with the Board. The qualifications that the Board considers when nominating directors is discussed in more detail under “Director Nominees and Director Qualification Standards” in this Proxy Statement.

Independent Directors
The Board assesses the independence of directors and examines the nature and extent of any relations between the Company and directors, their families and their affiliates. The Corporate Governance Guidelines provide that a director is “independent” if he or she satisfies the New York Stock Exchange (“NYSE”) Listing Standards on director independence and the Board affirmatively determines that the director has no material relationship with the
Company (either directly, or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board has determined that, with the exception of Mr. Vergnano, the Company’s CEO, each of the directors  —  Curtis V. Anastasio, Bradley J. Bell, Richard H. Brown, Mary B. Cranston, Curtis J. Crawford, Dawn L. Farrell, Erin N. Kane and Sean D. Keohane  —  is independent.

Independent Committees
All members serving on the Audit Committee, the Compensation and Leadership Development Committee and the Nominating and Corporate Governance Committee must be independent as defined by the Corporate Governance Guidelines.
In addition, Audit Committee members must meet heightened independence criteria under NYSE Listing Standards and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) relating to audit committees. Each Compensation and Leadership Development
Committee member must meet heightened independence criteria under NYSE Listing Standards and the rules and regulations of the SEC relating to compensation committees, and be a “non-employee director” pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Board has determined that each member of the Audit Committee, the Compensation and Leadership Development Committee and the Nominating and Corporate Governance Committee meets the requisite independence and related requirements.

Oversight of Risk Management

The Board of Directors is responsible for oversight of risk management and its leadership structure supports its effective oversight of the Company’s risk management. In fulfilling its oversight responsibility, the Board receives various management and Board Committee reports and engages in periodic discussions with the Company’s officers, as it may deem appropriate. In addition, each of the Board Committees considers the risks within its areas of responsibility. For example, the Audit Committee focuses on risks inherent in the Company’s accounting, financial reporting and internal controls and reviews the Company’s cybersecurity and information security programs; and the Compensation and Leadership Development Committee considers the risks that may be implicated by the Company’s incentive compensation program. The Compensation and Leadership Development Committee’s assessment of risk related to compensation practices is discussed in more detail in the “Compensation Discussion and Analysis” section of this Proxy Statement. The Nominating and Corporate Governance Committee provides oversight regarding the Company’s policies on political contributions and lobbying expenses. The
Nominating and Corporate Governance Committee is also responsible for reviewing transactions between the Company and related persons, which is discussed in more detail under “Certain Relationships and Transactions” in this Proxy Statement.
Pursuant to its Charter, the Audit Committee assists the Board of Directors in oversight of the Company’s compliance with legal and regulatory requirements. In fulfilling this role, the Audit Committee reviews with the Company’s General Counsel or the attorney(s) designated by the General Counsel, any legal matters that may have a material impact on the Company’s financial statements. The Audit Committee also meets at least annually with the Chief Financial Officer (“CFO”) and other members of management, as the Audit Committee deems appropriate, to discuss in a general manner the policies and practices that govern the processes by which major risk exposures are identified, assessed, managed and controlled on an enterprise-wide basis. The Audit Committee reviews and discusses with management the Company’s cybersecurity and information security programs. Additionally, on a general basis not less than annually, the Audit Committee reviews and approves the Company’s decisions, if any, to enter into swaps, including security-based swaps, in reliance on the “end-user” exception from mandatory clearing and exchange trading requirements.

Succession Planning

The Board plans for succession to the position of CEO. The Compensation and Leadership Development Committee, on behalf of the Board, oversees the succession planning process. To assist the Board, the CEO periodically provides the Board with an assessment of senior executives and their potential to succeed to the position of CEO, as well as, perspective on potential candidates from outside the Company. The Board has available, on a continuing basis, the CEO’s recommendation should he or she be unexpectedly unable to serve.
The CEO also provides the Board with an assessment of potential successors to key positions.

Director Education

New directors participate in an orientation process to become familiar with the Company and its strategic plans and businesses, significant financial matters, core values including ethics, compliance programs, corporate governance practices and other key policies and practices through a review of background materials, meetings with senior executives and visits to Company facilities. The Nominating and Corporate Governance Committee is responsible for providing guidance on directors’ continuing education, and actively monitors and encourages director education opportunities.

Code of Conduct

The Company is committed to high standards of ethical conduct and professionalism, and the Company’s Code of Conduct confirms the commitment to ethical behavior in the conduct of all activities.
In furtherance of this commitment, the Company has adopted a Code of Conduct, a Code of Business Conduct and Ethics for the Board of Directors, and a Code of Ethics for the CEO, CFO and Controller.
➢
The Code of Conduct applies to all directors, officers (including the CEO, CFO and Controller) and employees of Chemours, and it sets forth the Company’s policies and expectations on a number of topics including avoiding conflicts of interest, confidentiality, insider trading, protection of Chemours and customer property, and providing a proper and professional work environment. The Code of Conduct sets forth a worldwide toll-free and Internet-based ethics hotline, which employees can use to communicate any ethics-related concerns, and the Company provides training on ethics and compliance topics for employees

➢
The Code of Business Conduct and Ethics for the Board of Directors applies to all directors, and is intended to (i) foster the highest ethical standards and integrity; (ii) focus the Board and each director on areas of potential ethical risk and conflicts of interest; (iii) guide directors in recognizing and dealing with ethical issues; (iv) establish reporting mechanisms; and (v) promote a culture of honesty and accountability
➢
The Code of Ethics for the CEO, CFO and Controller applies to those three executive officers. This Code sets forth the standards of conduct that the CEO, CFO and Controller must uphold while performing his or her duties

➢
Each year, the Company trains 100% of its employees on the Code of Conduct

➢
In order to continuously improve and evolve its compliance program, the Company engages in regular risk assessments and conducts root cause analyses of any confirmed instances of ethical misconduct

In fiscal year 2019, there were no waivers of any provisions of  (i) the Code of Conduct; (ii) the Code of Business Conduct and Ethics for the Board of Directors; or (iii) the Code of Ethics for the CEO, CFO and Controller. In the event the Company amends or waives any provision of any Code of

Conduct or Code of Ethics that relates to any element of the definition of    “code of ethics” enumerated in Item 406(b) of Regulation S-K promulgated under the Exchange Act, the Company intends to disclose these actions on the Company website at www.chemours.com.

Shareholder Engagement

We maintain a very active and broad-based investor relations outreach program to solicit input and to communicate with shareholders on a variety of topics related to our business and strategy. We also speak to shareholders about governance matters, including our corporate governance profile and our corporate responsibility commitments. Throughout the year, our investor relations team and some of our executive officers and other key employees speak with shareholders at investor conferences, in-person meetings and phone conversations.
In 2018, we proposed and recommended that shareholders vote in favor of eliminating the provisions in our Certificate of Incorporation that require an 80% supermajority vote of shareholders. Despite the Company’s significant efforts and the time and expense associated with the solicitation, the vote to eliminate the supermajority provisions fell significantly short of the 80% threshold (receiving the support of only 73.8% of the outstanding shares).
In order to assess the interest in our shareholders of considering and voting upon this proposal if made at the Annual Meeting, and the likelihood of its passing if made, at the direction of the Nominating and Corporate Governance Committee of our Board we specifically increased our outreach efforts beyond active investors by contacting the top 40 largest shareholders that typically do not engage with us. A few of the shareholders contacted (a small minority) responded to indicate that they generally view the removal of such provisions as good corporate governance. The significant majority of our shareholders have not raised the supermajority voting provisions as an area of concern. Therefore, due to the time and expense associated with resubmitting another supermajority proposal, combined with the unlikelihood of meeting the high voting standard, our Board, at the recommendation of the Nominating and Corporate Governance Committee, determined not to resubmit the proposal at the Annual Meeting. In making that determination, the Board believed, including based on feedback from our shareholders, that the supermajority provisions are not being used as a tool to entrench management and instead that such provisions are appropriate in light of recent concentration in ownership of our common stock.
We will continue to engage with shareholders on business, strategy, governance and other relevant topics. If shareholders express a significant desire to revisit the supermajority voting provisions, we would consider to again submit a proposal to remove them at our 2021 Annual Meeting of Shareholders.

Policy on Hedging Transactions

We have adopted a policy that prohibits all officers and directors and all employees that receive or have access to material nonpublic information about the Company from engaging in transactions in publicly traded options, puts, calls or other derivative securities and from entering into hedges or swaps involving the Company’s securities. Officers and Directors are also prohibited from pledging Chemours securities as collateral for a loan without special exception.

BOARD STRUCTURE AND COMMITTEE COMPOSITION
The Board has nine Directors and three standing Committees: the Audit Committee, the Compensation and Leadership Development Committee, and the Nominating and Corporate Governance Committee.
The table below reflects the current membership of each Committee and the number of meetings held by each Committee during fiscal year 2019. Richard H. Brown, as Chairman of the Board, and Mark P. Vergnano, as President and Chief Executive Officer, are not members of any Committee.
	Audit Committee	Compensation and Leadership Development Committee	Nominating and Corporate Governance Committee
Curtis V. Anastasio	X		X
Bradley J. Bell	C	X
Mary B. Cranston	X		C
Dr. Curtis J. Crawford	X	C
Dawn L. Farrell		X	X
Erin N. Kane	X	X
Sean D. Keohane		X	X
2019 Meetings	4	7	5
X = Member		C = Chair
The Board met 9 times during fiscal year 2019. Each of the directors attended over 75% of the Board meetings and meetings of the Committees on which they served. The Company’s Corporate Governance Guidelines provide that directors are expected to attend meetings of the Board, its Committees on which they serve, and the Annual Meeting of Shareholders.
Each Committee operates under a written charter. The Charters are available on the Company’s corporate website, www.chemours.com, under the heading “Investor Relations” and subheading “Corporate Governance.” The principal functions of each Committee are summarized below.
Audit Committee

The responsibilities of the Audit Committee are more fully described in the Audit Committee Charter and include, among other duties, the fulfillment of its and the Board’s oversight responsibilities relating to:
➢
The integrity of the financial statements of the Company

➢
The qualifications and independence of the Company’s independent auditor, and in connection with the Committee’s oversight in this regard, the Chair of the Audit Committee is engaged in the selection process for the audit engagement partner

➢
The performance of the Company’s internal audit function and independent auditors

➢
Compliance by the Company with legal and regulatory requirements

➢
Conducting an annual Committee self-assessment and an assessment of the independent audit firm, and reporting the results to the full Board

The Audit Committee consists entirely of independent directors, and each meets the heightened independence requirements under NYSE Listing Standards and the rules and regulations of the SEC relating to audit committees. Each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment. Additionally, the Board of Directors has determined, in its business judgment, that each member of the Audit Committee is an “audit committee financial expert” for purposes of the rules of the SEC.

Compensation and Leadership Development Committee

The responsibilities of the Compensation and Leadership Development Committee are more fully described in the Compensation and Leadership Development Committee Charter and include, among other duties:
➢
Assess current and future senior leadership talent, including their development and the succession plans of key management positions (other than CEO)

➢
Assist the Board in CEO succession planning, including providing oversight of the CEO’s succession planning process

➢
Review the Company’s programs for executive development, performance and skills evaluations

➢
Conduct an annual review of the Company’s diversity talent, as well as, diversity representation on the slate for key positions

➢
Oversee the performance evaluation of the CEO based on input from other independent directors versus Board-approved goals and objectives

➢
Recommend to the independent members of the Board the compensation, including severance agreements as appropriate, for the CEO

➢
Review and approve compensation and employment arrangements, including equity compensation plans, bonus plans and severance agreements as appropriate, of the CEO and other senior executive officers

➢
Review the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, review and discuss at least annually the relationship between risk management policies and practices and compensation, and evaluate compensation policies and practices that could mitigate any such risk. Review and approve the Compensation Discussion and Analysis and the Committee report, and other executive compensation disclosures, as required by the SEC to be included in the Company’s Proxy Statement or applicable SEC filings

➢
Review the voting results of any say-on-pay or related shareholder proposals

➢
Conduct an annual Committee self-assessment and an assessment of the independent compensation consultant and report the results to the full Board

The Compensation and Leadership Development Committee consists entirely of independent directors, and each member meets the heightened independence requirements under NYSE Listing Standards and the rules and regulations of the SEC relating to compensation committees; and is a “non-employee director” for purposes of Rule 16b-3 promulgated under the Exchange Act.

Compensation Committee Interlocks and Insider Participation
During fiscal year 2019, none of the members of the Compensation and Leadership Development Committee was an officer or employee of the Company. No executive officer of the Company served on the compensation committee (or other board committee performing equivalent functions) or on the board of directors of any company having an executive officer who served on the Compensation and Leadership Development Committee or the Board.

Nominating and Corporate Governance Committee

The responsibilities of the Nominating and Corporate Governance Committee are more fully described in the Nominating and Corporate Governance Committee Charter and include, among other duties:
➢
Develop and recommend to the Board of Directors a set of corporate governance guidelines for the Company

➢
Identify individuals qualified to become Board members consistent with criteria approved by the Board and recommend to the Board nominees for election as directors of the Company, including nominees whom the Board proposes for election as directors at the Annual Meeting

➢
Review and approve any transaction between the Company and any related person in accordance with the Company’s policies and procedures for transactions with related persons

➢
Oversee the Company’s corporate governance practices, including reviewing and recommending to the Board of Directors for approval any changes to the Company’s Code of Conduct, Certificate of Incorporation, Bylaws and Committee Charters
➢
Conduct an annual assessment of the Committee’s performance, oversee the self-evaluation process of the entire Board of Directors and its other Committees, establish the evaluation criteria, implement the process and report its findings on the process to the Board of Directors

The Nominating and Corporate Governance Committee consists entirely of independent directors, and each meets the independence requirements set forth in the NYSE Listing Standards.

DIRECTOR COMPENSATION
Overview

Non-employee directors receive compensation for Board service, which is designed to fairly compensate them for their Board responsibilities and align their interests with the long-term interests of shareholders. The Nominating and Corporate Governance Committee, which consists solely of independent directors, has the primary responsibility to review and consider any revisions to directors’ compensation.
During fiscal year 2019, non-employee directors were entitled to the following annual retainers:
Fiscal Year 2019 Director Retainers
Annual Retainer(1)	$100,000
Annual Equity Award(2)	$145,000
Non-Executive Chairman Retainer(1)	$110,000
Audit Committee Chair Retainer(1)	$20,000
Compensation and Leadership Development Committee Chair Retainer(1)	$15,000
Nominating and Corporate Governance Committee Chair Retainer(1)	$15,000
(1)
Amounts payable in cash may be deferred pursuant to The Chemours Company Stock Accumulation and Deferred Compensation Plan for Directors (the “Directors Deferred Compensation Plan”), which is described further below.

(2)
Equity awards are valued as of the grant date and rounded up to the nearest whole share. For 2019, equity awards were in the form of shares of common stock or deferred stock units (DSUs) that convert into shares of common stock when a director leaves the Board. Before DSUs are converted into shares, directors are not entitled to dividends on the DSUs, but they receive dividend equivalents (credited in the form of additional DSUs) that likewise are converted into shares (with any fractional share paid in cash) upon termination of service.

The above fees assume service for a full year. Directors who serve for less than the full year are entitled to receive a pro-rated portion of the applicable payment. Each “year,” for purposes of non-employee director compensation, begins on the date of the Company’s annual meeting of shareholders. The Company does not pay meeting fees, but does pay for or reimburse directors for reasonable travel expenses related to attending Board, Committee, educational and Company business meetings.
For 2019, the Nominating and Corporate Governance Committee recommended after consultation with the independent compensation consultant Willis Towers Watson, and the Board approved, changes to the annual amount of the non-employee director equity compensation. Effective May 1, 2019, non-employee directors received a $145,000 equity award. The Board believes the compensation program is in the best interest of the Company and designed to fairly compensate directors for their Board responsibilities and align their interests with the long-term interests of shareholders.
The Board has adopted share ownership guidelines applicable to non-employee director equity awards. The share ownership guidelines, contained in the Corporate Governance Guidelines, require non-employee directors to hold at least six (6) times the cash portion of their annual retainer worth of Chemours common stock, restricted stock units (RSUs) and/or DSUs while serving as a director. Non-employee directors will have five (5) years to attain this ownership threshold from the time of their election to the Board.

The Chemours Company Stock Accumulation and Deferred Compensation Plan for Directors

Under the Stock Accumulation and Deferred Compensation Plan for Directors, a director is eligible to defer all or part of his or her Board retainer and Committee Chair fees in cash or stock units until a future year or years, payable in a lump sum or equal annual installments. Interest will accrue on deferred cash payments, and dividend equivalents will accrue on deferred stock units. This deferred compensation is an unsecured obligation of the Company.
2019 Director Compensation Table

The following table shows information concerning the compensation paid in fiscal year 2019 to non-employee directors:
Director(1)	Fees Earned or Paid in Cash ($)(2)	Equity Awards ($)(3)	Total ($)
Curtis V. Anastasio	100,000	145,000	245,000
Bradley J. Bell	120,000	145,000	265,000
Richard H. Brown	210,000	145,000	355,000
Mary B. Cranston	115,000	145,000	260,000
Curtis J. Crawford	115,000	145,000	260,000
Dawn L. Farrell	100,000	145,000	245,000
Erin N. Kane(4)	50,000	145,000	195,000
Sean D. Keohane	100,000	145,000	245,000
(1)
During fiscal year 2019, Mr. Vergnano was an employee of the Company and, as such, did not receive separate or additional compensation for his service as a director. See “Executive Compensation” in this Proxy Statement for information relating to the compensation paid to Mr. Vergnano during fiscal year 2019.

(2)
Column reflects all cash compensation earned during fiscal year 2019, whether or not payment was deferred pursuant to the Directors Deferred Compensation Plan.

(3)
This column represents the dollar amount recognized for financial statement reporting purposes with respect to fiscal year 2019 in accordance with FASB ASC 718 as the grant date fair value of compensation earned by directors in the form of DSUs of Chemours common stock or shares of common stock. This value is determined by dividing the annual equity award amount by the closing share price on the date of grant and rounding up to the next whole share, then multiplying by the closing share price on the grant date.

(4)
Ms. Kane was appointed to the Board in June 2019.

The aggregate number of RSUs and DSUs held by each non-employee director at fiscal year-end is as follows:
Name	Aggregate Equity Awards Outstanding as of December 31, 2019
Curtis V. Anastasio	31,291
Bradley J. Bell	34,152
Richard H. Brown	68,586
Mary B. Cranston	34,152
Curtis J. Crawford	68,586
Dawn L. Farrell	34,152
Erin N. Kane	7,825
Sean D. Keohane	7,193

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Directors and Management

The following table sets forth information with respect to the beneficial ownership of Chemours’ common stock as of March 2, 2020 by each of the Company’s directors and nominees, named executive officers, and all directors and executive officers as a group.
Amount and nature of beneficial ownership:
Name of beneficial owner	Direct(1)	Indirect(2)	Right to acquire(3)	Total	Percent of class
Mark P. Vergnano	242,353	512,076	1,495,209	2,249,638	1.37%
Mark E. Newman	130,844	2,480	490,237	623,561	*
Sameer Ralhan	253,137	0	187,093	440,230	*
E. Bryan Snell	130,891	0	220,757	351,648	*
Edwin Sparks	8,290	0	15,254	23,544	*
David C. Shelton	109,712	492	142,329	252,533	*
Curtis V. Anastasio	2,692	3,500	31,291	37,483	*
Bradley J. Bell	0	20,400	38,809	59,209	*
Richard H. Brown	20,000	0	100,397	120,397	*
Mary B. Cranston	2,834	0	34,152	36,986	*
Curtis J. Crawford	30	47	82,898	82,975	*
Dawn L. Farrell	0	0	34,152	34,152	*
Erin N. Kane	0	0	7,825	7,825	*
Sean D. Keohane	0	0	7,193	7,193	*
Directors, nominees and executive officers as a group (16 persons)	958,176	538,995	2,974,692	4,471,863	2.72%
*
Indicates ownership of less than 1% of the outstanding shares of Chemours common stock. Each of the Company’s executive officers and directors may be contacted at 1007 Market Street, Wilmington, DE 19801.

(1)
Shares held individually or jointly with others, or in the name of a bank, broker or nominee for the individual’s account.

(2)
Shares over which directors, nominees and executive officers may be deemed to have or share voting or investment power, including shares owned by trusts and certain relatives.

(3)
Shares which directors and executive officers had a right to acquire beneficial ownership of within 60 days from March 2, 2020, through the exercise of stock options or through the conversion of stock units held under the Company’s equity-based compensation plans.

Security Ownership of 5% Beneficial Owners

Based solely on the information filed on Schedule 13G for the fiscal year ended December 31, 2019, the following table sets forth those shareholders who beneficially own more than five percent of Chemours common stock.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(4)
FMR LLC(1), 245 Summer Street, Boston, MA 02210	23,771,750	14.53%
The Vanguard Group(2), 100 Vanguard Blvd., Malvern, PA 19355	15,175,950	9.28%
BlackRock, Inc(3), 55 East 52nd Street, New York, NY 10055	14,471,999	8.85%
(1)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on February 7, 2020, FMR LLC reported that it had sole voting power with respect to 740,795 shares and sole dispositive power with respect to 23,771,750 shares as of December 31, 2019.

(2)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on February 12, 2020, The Vanguard Group reported that it had sole voting power with respect to 84,138 shares, shared voting power with respect to 30,231 shares, sole dispositive power with respect to 15,084,043 shares, and shared dispositive power with respect to 91,907 shares as of December 31, 2019.

(3)
Based solely on a Schedule 13G/A regarding holdings in Chemours common stock filed with the SEC on February 5, 2020, BlackRock, Inc. reported that it had sole voting power with respect to 13,790,209 shares and sole dispositive power with respect to 14,471,999 shares as of December 31, 2019.

(4)
Ownership percentages based on 163,574,243 shares outstanding as of December 31, 2019.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

Name	Position
Mark Vergnano	President and Chief Executive Officer
Mark Newman(1)	Senior Vice President, Chief Operating Officer
Sameer Ralhan	Senior Vice President, Chief Financial Officer and Treasurer
Bryan Snell	President, Titanium Technologies
Edwin Sparks	President, Chemical Solutions and Fluoroproducts
David Shelton	Senior Vice President, General Counsel and Corporate Secretary
Paul Kirsch(2)	Former President, Fluoroproducts
(1)
Mr. Newman served as Senior Vice President and Chief Financial Officer until June 3, 2019

(2)
Mr. Kirsch served as the President, Fluoroproducts until his separation on October 31, 2019

This Compensation, Discussion and Analysis is organized into five sections:
•
Executive Summary

•
Executive Compensation Philosophy and Pay-for-Performance

•
Executive Compensation Decision Making

•
2019 Executive Compensation

•
Company Sponsored Employee Benefits

Executive Summary
2019 Business Highlights
Net sales were $5.5 billion for the year ended December 31, 2019 compared with $6.6 billion for the same period in 2018, reflecting lower prices and volumes across the three segments. In the Fluoroproducts segment, lower volumes and prices were driven by illegal imports of legacy HFC refrigerants into the EU, in violation of the EU’s F-gas regulations; lower volumes were also driven by lower demand for our legacy base refrigerants and polymers, which was driven by softness in global markets, primarily the automotive and electronics markets. In the Titanium Technologies segment, lower TiPure™ volume sales were due to supply chain destocking and share loss in the first half of the year as we implemented our Ti-Pure™ Value Stabilization strategy. In the Chemical Solutions segment, lower prices were mainly driven by raw material cost pass-throughs as stipulated in certain contracts. GAAP Net Income was $(52) million, inclusive of two significant charges in the fourth quarter. These charges were comprised of a $380 million charge related to the transfer of a significant portion of the Netherlands Pension Plan obligations to a third-party asset management firm and a $132 million charge for on-site remediation at our Fayetteville site. Adjusted Net Income was $419 million. Adjusted earnings before interest, income taxes, depreciation, and amortization (“Adjusted EBITDA”) decreased from $1.74 billion in 2018 to $1.02 billion. The decline was primarily attributable to the aforementioned reduced volumes of TiO2 sales and lower fixed cost absorption as we reduced production rates in the Titanium Technologies segment, the aforementioned lower sales volumes and prices and lower F-gas quota authorization sales in the Fluoroproducts segment, and operating issues experienced in the year. These were partially offset by record results in the Chemical Solutions segment.
2019 Results include:
•
Net Sales of  $5.5 billion

•
GAAP Net Income of  $(52) million

•
Adjusted Net Income of  $419 million

•
Adjusted EBITDA of  $1.02 billion

Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures. Please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” starting on page 57 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for a reconciliation of Adjusted EBITDA and Adjusted Net Income to the most directly comparable GAAP measure.
2019 Executive Compensation Highlights
Chemours’ executive pay programs are highly performance-based, with payouts under both the short-term and long-term programs dependent on meeting financial and operational objectives over various performance periods. For 2019, the Compensation and Leadership Development Committee approved certain changes to the programs to better incentivize executives to drive Chemours’ financial performance and long-term stock performance.
Named Executive Officer (“NEO”) Compensation
•
In early 2019, certain NEOs received adjustments to their base salaries and short / long-term incentive opportunities. The Compensation and Leadership Development Committee believed these changes were appropriate after a careful review of 2018 performance, internal equity, job responsibilities and competitive market data.

•
During 2019, a number of role changes occurred for NEOs with commensurate changes to compensation. The Compensation and Leadership Development Committee believed these changes were appropriate after a careful review of job responsibilities, internal equity and competitive market data.

◦
Effective June 3, 2019 Mark Newman was promoted from Senior Vice President and Chief Financial Officer to Senior Vice President and Chief Operating Officer. Sameer Ralhan was promoted to Senior Vice President, Chief Financial Officer and Treasurer.

◦
Effective October 4, 2019 Edwin Sparks was promoted to President, Chemical Solutions and Fluoroproducts.

◦
The employment relationship with Paul Kirsch, former President, Fluoroproducts ended October 31, 2019.

Annual Incentive Plan (“AIP”)
•
The Compensation and Leadership Development Committee modified the AIP to focus the Business Unit measures on the key performance targets for the year. The weighting of Business Unit Free Cash Flow was increased for all business units. For Fluoroproducts and Chemical Solutions, the metric of Business Adjusted EBITDA was replaced by Business Revenue. For Titanium Technologies, Business Adjusted EBITDA was replaced by a key strategic measure linked to the TiPureTM Value Stabilization project. For Chemours as a whole, the measures remained as Free Cash Flow and Adjusted EBITDA as the Compensation and Leadership Development Committee believes these measures reinforce the importance of earnings and cash generation to the achievement of Chemours’ objectives, as well as their importance to shareholders.

•
Performance against AIP targets was mixed in 2019. The 2019 financial measures and targets under the AIP, along with results for the year, are listed below. AIP results are reflective of the changing circumstances of the business and macroeconomic challenges. As a result, AIP payouts to NEOs varied based on the performance of Chemours and the individual Business Units. Specifically, Chemours’ and Fluoroproducts’ performances fell below threshold levels and no AIP was paid. Titanium Technologies achieved target performance for the business strategic measure but fell below threshold level for Free Cash Flow. Chemical Solutions exceeded target for Free Cash Flow but fell below threshold level for BU Revenue.

Long-Term Incentives
•
In the Performance Share Unit (“PSU”) Plan, the Compensation and Leadership Development Committee approved Adjusted Net Income as a replacement for Adjusted EPS and Free Cash Flow Conversion as a replacement for Pre-Tax Return on Invested Capital. The new measures are considered more straightforward, more transparent, and provide important indicators of success in delivering long-term shareholder value with a focus on the quality of earnings.

•
The Compensation and Leadership Development Committee introduced more gradation to the Relative Total Shareholder Return Modifier (“TSR”) and expanded the overall modifier range from 0.75 – 1.25 to 0.5 – 1.5. Aligned to potential lower payouts at the lowered modifier of 0.5, the Compensation and Leadership Development Committee increased the maximum overall payout to 250% should Relative TSR exceed the 75th percentile versus the selected Peer Group.

•
For the 2019 PSU award, the Compensation and Leadership Development Committee removed the annual performance periods. Reflecting the long-term nature of the plan, the 2019 PSU award is based solely on a three-year performance measurement period. This is a change from previous PSU awards that were based on annual performance periods and an average three-year performance period.

•
The overall performance result for the 2017 PSU Award was 118%. The payout for this award was based on pre-established annual and three-year targets for Adjusted EBITDA and Pre-Tax Return on Invested Capital (“ROIC”). Under the 2017 PSU Award, performance results were subject to adjustment by Relative TSR over the three-year performance period for performance above the 75th percentile or below the 25th percentile. Over the three-year period ending December 31, 2019, Chemours delivered Relative TSR at the 7th percentile for the peer group described in the section titled “2017 PSU Award Results”. The level of Relative TSR performance resulted in a 0.75 modifier being applied to the 2017 PSU Award payout.

Executive Compensation Governance and Best Practices
Chemours’ executive compensation policies and practices demonstrate a commitment to strong governance standards and include features designed to mitigate compensation-related risks. The table below highlights the key features of Chemours’ executive compensation programs and those features that Chemours does not employ:
What Chemours Does	What Chemours Doesn’t Do
☑ Pay-for-performance	☒ Provide income tax gross-ups, other than for international assignment and / or relocation
☑ Deliver total direct compensation predominantly through variable pay	☒ Re-price underwater stock options
☑ Set challenging short- and long-term incentive award goals	☒ Allow hedging, pledging, short sales, derivative transactions, margin accounts or short-term trading
☑ Target pay and benefits to market competitive levels	☒ Have a liberal share recycling provision in our equity plan
☑ Maintain robust stock ownership requirements
☑ Maintain a clawback policy for incentive-based compensation
☑ Annually review the constituents of Compensation and Performance peer groups and make adjustments as appropriate
☑ Undertake an annual review of compensation risk
☑ Offer limited perquisites
☑ Regularly review compensation, especially incentive compensation to ensure continued alignment with Chemours’ strategy
2019 “Say on Pay” Vote Result
At Chemours’ 2019 Annual Meeting, shareholders approved the Company’s “Say-on-Pay” proposal with 95% of the votes cast in support of the executive compensation program. The Compensation and Leadership Development Committee is committed to regularly reviewing the program in the context of Chemours’ compensation philosophy and will continue to consider shareholder input in evaluating executive compensation program design and decisions.
Executive Compensation Philosophy and Pay-for-Performance
Executive Compensation Philosophy
The objectives of Chemours’ executive compensation philosophy are rooted in:
•
Promoting a performance-based culture that strongly links executive rewards to shareholder interests and to the Company’s strategic and financial goals

•
Providing a competitive total compensation opportunity designed to attract, retain and motivate high-performing executive talent

These objectives are achieved through fixed and variable compensation elements. The Compensation and Leadership Development Committee determines the appropriate balance between these elements in setting the total compensation opportunity for executives:
Element	Purpose and Key Features
Base Salary
➢
Provides a stable source of income and is a standard element in executive compensation packages

➢
Compensates for expected day-to-day contribution

➢
Targeted to be market competitive in order to attract and retain qualified executives

➢
Delivered in cash

Annual Incentive Plan (“AIP”)
➢
Short-term at-risk compensation

➢
Encourages focus on the achievement of annual business goals

➢
Target incentive opportunity is set as a percentage of base salary and awards are earned only after a threshold level of performance is achieved

➢
Maximum payout is capped

➢
Delivered in cash

Long-Term Incentive Program (“LTIP”)
➢
Long-term at-risk compensation

➢
Aligns executives with the long-term interests of shareholders

➢
Provides a total compensation opportunity with payouts varying based on business and stock price performance

➢
Maximum payout is capped

➢
Delivered in stock

Pay Mix at Target
The Committee believes that aligning executive incentive payouts with Chemours’ performance outcomes is critical for shareholders. Accordingly, the targets under the annual and long-term incentive programs represent rigorous performance expectations that are aligned to short and long-term financial and strategic goals.
To reinforce Chemours’ pay-for-performance philosophy, the total compensation program for executives emphasizes at-risk incentive pay and, therefore, fluctuates with financial results and stock price. This approach aligns the pay outcomes of executives with Company performance and shareholder interests. The charts that follow illustrate the percentage of target pay at-risk for the CEO and other NEOs on average.
87% of CEO target total pay in 2019 was at risk while target total pay for our other NEOs was on average 72% at risk.

CEO Pay for Performance
The chart below demonstrates the relationship between Mr. Vergnano’s pay and Chemours’ TSR in 2016, 2017, 2018 and 2019. Target Pay ($6 million in 2016, $7.8 million in 2017, $7.9 million in 2018 and $8 million in 2019) refers to the target pay program approved by the Compensation and Leadership Development Committee regarding base salary, annual incentive, and equity awards. Realizable Pay ($18.8 million in 2016, $10.6 million in 2017, $4.0 million in 2018 and $2.6 million in 2019) is defined as actual W-2 base salary pay, actual annual incentive payment for performance in that year (paid in following year), and the value of equity awards at the end of the period. Stock options are valued based on the in-the-money value of options granted during that year (the spread between end-of-year stock price and grant price). Performance Share Units (“PSUs”) are valued based on the number of PSUs awarded during that year (i.e. target # of PSUs), valued at the stock price at the end of the year.
The value of Mr. Vergnano’s equity awards varied at the end of each fiscal year based on changes in the stock price from the date of grant. This, combined with variable annual incentive payouts, contributes to different levels of Realizable Pay value. The Compensation and Leadership Development Committee believes the pay outcomes for the CEO are aligned with shareholder interests over the time periods reported.

Executive Compensation Decision Making
The Chemours Compensation and Leadership Development Committee applies the following factors to guide executive compensation decisions:
•
Company performance and strategic objectives

•
Independent external market data

•
Economic environment for the chemicals industry

The table below summarizes oversight responsibilities and participation in executive compensation decisions:
Compensation and Leadership Development Committee
➢
Establish executive compensation philosophy

➢
Approve incentive compensation programs and determine performance expectations for short-term and long-term incentive programs

➢
Approve all compensation actions for the NEOs, other than the CEO, including base salary, target and actual short-term incentive plan payouts and long-term incentive targets, grants and earned awards

➢
Recommend to the independent directors of the Board, compensation actions for the CEO, including base salary, target and actual short-term incentive plan payouts and long-term incentive targets, grants and earned awards

All Independent Board Members
➢
Assess performance of the CEO

➢
Approve all compensation actions for the CEO, including base salary, target and actual short-term incentive plan payouts and long-term incentive targets, grants and earned awards

Chief Executive Officer
➢
Provide compensation recommendations for the NEOs (other than the CEO) to the Compensation and Leadership Development Committee, which considers these recommendations as part of its evaluation. However, review, analysis, and final approval of compensation actions are made solely by the Compensation and Leadership Development Committee

➢
Recommendations are based on the CEO’s personal review of each NEO’s performance, job responsibilities, and importance to the Company’s overall business strategy, as well as the Company’s compensation philosophy

➢
In preparing compensation recommendations for the NEOs, the CEO and the SVP, People and Health Services compare each key element of compensation provided to the NEOs to market data and consider the total compensation package

➢
In consultation with the Chief Financial Officer, recommends incentive measures and performance expectations

Independent Consultant to the Compensation and Leadership Development Committee
➢
Provides independent advice, research, and analytical services on a variety of subjects, including compensation of executive officers and executive compensation trends

➢
Participates in meetings as requested and communicates with the Chair of the Compensation and Leadership Development Committee between meetings

➢
Evaluates executive compensation policies and guidelines and provides analysis of policies and guidelines compared to best practices in the industry

➢
Engaged by, and reports directly to the Compensation and Leadership Development Committee

Independent Compensation Consultant
The Compensation and Leadership Development Committee has engaged Willis Towers Watson as its independent compensation consultant since April 2017. Willis Towers Watson is engaged by and reports directly to the Compensation and Leadership Development Committee, which may replace the firm or hire additional consultants at any time.
The Compensation and Leadership Development Committee and the other independent directors of Chemours’ Board are the sole decision makers for compensation of executive officers.
The Committee has assessed the independence of Willis Towers Watson based on NYSE Listing Standards and SEC rules and concluded that its work does not raise any conflict of interest.
Peer Group Selection and Competitive Positioning
In making compensation decisions, the Compensation and Leadership Development Committee considers competitive market data from a compensation peer group of companies as one of several reference points. Compensation peer group data is supplemented with broader chemical industry and general industry data. The selection of the compensation peer group is composed of publicly-traded U.S. based companies with similar scale (generally 0.25x to 4x on market capitalization), revenue (generally 0.5x to 2x), industry, and business characteristics reflecting Chemours’ current state as well as its business direction.
For compensation decisions made in early 2019, the compensation peer group consisted of the following companies:

Air Products & Chemicals, Inc.	PolyOne Corporation
Albemarle Corporation	PPG Industries, Inc.
Ashland Global Holdings, Inc.	RPM International, Inc.
Axalta Coating Systems Ltd.	The Sherwin-Williams Company
Celanese Corporation	Trinseo S.A.
Eastman Chemical Company	Tronox Limited
Element Solutions (fka. Platform Specialty Products)	Venator Materials PLC
Huntsman Corporation	Westlake Chemical Corporation
Olin Corporation	W.R. Grace and Company
Chemours generally targets the market median for target total direct compensation and each of base salary, target total cash compensation, and target total long-term incentives for senior officers and NEOs. Ultimately, the Compensation and Leadership Development Committee has the flexibility to pay above or below the market median based on a variety of factors including an executive’s scope of responsibility, experience level, the critical need for retention, sustained performance over time, potential for advancement as part of key succession planning processes, and other unique factors.
The Compensation and Leadership Development Committee reviews the composition of the compensation peer group regularly to ensure that it remains suitable and appropriate. With the assistance of its independent compensation consultant, the Compensation and Leadership Development Committee conducted a review of the peer group in July 2019. The following changes were made and will be used as a reference point for making 2020 compensation decisions:
•
Added: Cabot Corporation due to general alignment from a business, financial and stock price correlation perspective.

•
Removed: Air Products & Chemicals, Inc. as too high on a market capitalization comparison, W.R. Grace and Company and Element Solutions as both companies were low on a revenue comparison and had reduced business correlation.

2019 Executive Compensation
2019 CEO Compensation Highlights
Early in 2019, the Compensation and Leadership Development Committee considered many factors in recommending Mr. Vergnano’s 2019 target total direct compensation opportunity, including the following:
•
Strong Company performance in 2018, with net sales increasing and GAAP net income up versus 2017

•
Mr. Vergnano’s individual performance

•
External market competitiveness

The Compensation and Leadership Development Committee recommended keeping Mr. Vergnano’s base salary and target annual incentive opportunity at the same levels as 2018 and increasing Mr. Vergnano’s long term incentive opportunity by $100,000. Mr. Vergnano’s target total compensation was approved by the Board of Directors in February 2019:
	2018	2019
Base Salary	$1,050,000	$1,050,000
Target AIP Opportunity	$1,365,000 (130% of salary)	$1,365,000 (130% of salary)
Target LTI Opportunity (Grant Value)	$5,500,000	$5,600,000
Target Total Direct Compensation	$7,915,000	$8,015,000
Mr. Vergnano’s actual 2019 AIP award was $0, which is reflective of the company performance outcomes noted previously. In 2019, 60% of Mr. Vergnano’s total long-term incentive opportunity was delivered in Performance Share Units (“PSUs”), with vesting and performance results based on the achievement of Adjusted Net Income and Free Cash Flow Conversion financial goals, as well as Relative TSR over a three-year period. The remaining 40% of Mr. Vergnano’s long-term incentive opportunity was delivered in non-qualified stock options, which vest annually in three equal installments from the date of grant.
2019 Base Salaries of the Other NEOs
Base salaries for the NEOs are intended to be competitive with the market in order to attract and retain the executive talent needed to successfully manage daily business operations. The Compensation and Leadership Development Committee reviews base salaries for NEOs annually. NEOs’ base salaries reflect the scope of responsibilities, experience, achievement of individual strategic objectives, and external market competitiveness. Base salaries represent a small portion of a NEO’s overall compensation.
In early 2019, after considering external market pay data, internal equity and performance, the Compensation and Leadership Development Committee approved a base salary increase for Mr. Shelton of 5.26%, increasing his base salary to $500,000.
Effective June 3, 2019, in recognition of their new positions and after considering external market pay data, the Compensation and Leadership Development Committee approved base salary increases for Mr. Newman and Mr. Ralhan. Effective October 4, 2019, in recognition of his new position and after considering external market pay data, the Compensation and Leadership Development Committee approved a base salary increase for Mr. Sparks.
NEO	Base Salary ($) (as of December 31, 2018)	Base Salary ($) (as of December 31, 2019)
Mark Newman	$591,220	$700,000
Sameer Ralhan		$575,000
Bryan Snell	$550,000	$550,000
David Shelton	$475,000	$500,000
Edwin Sparks		$475,000
Paul Kirsch	$550,000	N/A
Annual Incentive Plan (AIP)
Chemours’ annual incentive plan is designed to reward executives for achieving and exceeding annual financial performance goals. Under the AIP, each NEO has a target annual incentive opportunity, expressed as a percentage of base salary. Incentive targets are determined based on the Compensation and Leadership Development Committee’s review of peer group practices, chemical industry data from proprietary third-party surveys, and the position and scope of responsibilities of each NEO. Incentive targets are reviewed annually. NEO AIP target opportunity (as a percentage of salary) remained unchanged for Mr. Kirsch, Mr. Snell and Mr. Shelton.
Effective June 3, 2019 and reflective of their new positions and considering external market data, the Compensation and Leadership Development Committee approved increases to the AIP target opportunities for Mr. Newman and Mr. Ralhan. Effective October 4, 2019 and reflective of his new position and considering external market data, the Compensation and Leadership Development Committee approved an increase to the AIP target opportunity for Mr. Sparks.

The following table summarizes 2019 AIP targets.
NEO	2018 Annual Incentive Target (as % of Base Salary)	2019 Annual Incentive Target (as % of Base Salary)
Mark Newman	80%	90%
Sameer Ralhan		80%
Bryan Snell	75%	75%
David Shelton	70%	70%
Edwin Sparks		75%
Paul Kirsch	75%	75%
After careful review, the Compensation and Leadership Development Committee made changes to the annual incentive plan design in 2019 to better align AIP payouts for Business Unit Presidents to the results of their respective businesses.
Incentive Formula
Actual cash annual incentive awards for NEOs in 2019 were determined using the formulas shown below. The calculation of award payments for each NEO is determined based on Chemours’ financial performance or a combination of Chemours and Business Unit performance. There is no individual performance component for NEOs. The Compensation and Leadership Development Committee may use discretion to reduce payout.
AIP awards for Messrs. Vergnano, Newman, Ralhan and Shelton are determined as follows:
AIP awards for Messrs. Snell, Sparks and Kirsch are determined as follows:
Performance Measures
For 2019, the Compensation and Leadership Development Committee determined Adjusted EBITDA and Free Cash Flow remained the appropriate measures for the Chemours Corporate Performance, as they directly reflect Chemours’ goals of promoting earnings improvement and emphasizing cash generation. Adjusted EBITDA and Free Cash Flow were weighted equally in determining the Corporate Performance Factor.
	Measure	Weighting
Corporate Performance Factor	Corporate Adjusted EBITDA	50%
	Corporate Free Cash Flow	50%
For the Business Unit Performance measures, the Compensation and Leadership Development Committee increased the weighting for Business Unit Free Cash Flow and replaced Business Unit Adjusted EBITDA with Business Revenue for Fluoroproducts and Chemical Solutions and with TiPureTM Value Stabilization Strategic Objectives for Titanium Technologies.
For the Fluoroproducts and Chemical Solutions Business Unit Performance Factors, Business Unit Free Cash Flow was weighted 75% and Business Unit Revenue was weighted 25%. The Compensation and Leadership Development Committee believed this generated the appropriate balance of focus on earnings, cash generation and top-line growth.

	Measure	Weighting
Fluoroproducts and Chemical Solutions Performance Factor	Corporate Adjusted EBITDA	12.50% (50% of the 25%)
	Corporate Free Cash Flow	12.50% (50% of the 25%)
	Business Unit Free Cash Flow	56.25% (75% of the 75%)
	Business Unit Revenue	18.75% (25% of the 75%)
For the Titanium Technologies Business Unit Performance Factor, Business Unit Free Cash Flow was weighted 67% and TiPureTM Value Stabilization strategic objectives were weighted 33%. The Compensation and Leadership Development Committee believed the TiPureTM Value Stabilization strategic objectives provided focus on the critical business transformation strategy.
	Measure	Weighting
Titanium Technologies Performance Factor	Corporate Adjusted EBITDA	12.50% (50% of the 25%)
	Corporate Free Cash Flow	12.50% (50% of the 25%)
	Business Unit Free Cash Flow	50.00% (67% of the 75%)
	Business Unit TVS Strategic Objectives	25.00% (33% of the 75%)
Adjusted EBITDA is defined as income (loss) before interest, income taxes, depreciation and amortization excluding the following items: non-operating pension and other postretirement employee benefit costs (income), exchange gains (losses), restructuring and asset-related charges (benefits), gains (losses) on sale of business or assets, significant legal settlements, impacts of changes to U.S. GAAP accounting or other items not considered indicative of ongoing operations during the Performance Period.
Free Cash Flow is defined as Cash Flows from Operations less purchases of property, plant and equipment as disclosed on the Company’s Cash Flow statement. Business Unit Free Cash Flow is defined as Adjusted EBITDA plus the delta Working Capital minus CapEx. Working Capital equals Accounts Receivable plus Inventory minus Accounts Payable. Unknown impacts of changes to U.S. GAAP accounting and tax policy changes, or other items not considered indicative of ongoing operations during the performance period will be excluded from this calculation during the Performance Period.
Business Revenue is defined as Sales to external customers as defined by ASC 606, Revenue from Contracts with Customers.
The TiPureTM Value Stabilization Strategic Objectives were qualitative measures based on type of sales contracts, the implementation of a commercial portal, plus operational and manufacturing improvements. The Compensation and Leadership Development Committee had sole discretion in assessing the performance versus objectives and defining results for the AIP.
The chart below shows the 2019 AIP performance targets, ranges and results approved by the Compensation and Leadership Development Committee. Performance targets were set in early 2019 and were consistent with the Company’s budget for 2019, which incorporated considerations of potential opportunities and risks associated with external business and market conditions. Targets for each of the performance measures are set at levels considered challenging, motivational, and competitive. The performance range is determined using external guidance, historical performance and expectations as guardrails. Threshold is considered the level of performance that warrants the minimum payout level and the maximum defines what level of performance is exceptional.
Based on 2019 financial results, the Chemours 2019 Corporate AIP payout was zero, the Fluoroproducts AIP payout was zero, the Titanium Technologies payout was 25% of target and the Chemical Solutions payout was 90% of target.
Dollars are in millions.
Corporate AIP
Measure	Threshold(1)	Target	Maximum(2)	Actual	Weighted Funding Result
Corporate Adj. EBITDA	$1,350	$1,490	$1,700	$1,020	0%
Corporate Free Cash Flow	$448	$575	$766	$169	0%

Titanium Technologies AIP
Measure	Threshold(1)	Target	Maximum(2)	Actual	Weighted Funding Result
Corporate Adj. EBITDA	$1,350	$1,490	$1,700	$1,020	0%
Corporate Free Cash Flow	$448	$575	$766	$169	0%
Business Unit Free Cash Flow	$512	$581	$685	$445	0%
TVS Strategic Objectives	Strategic TiPureTM Value Stabilization objectives				25%
Fluoroproducts AIP
Measure	Threshold(1)	Target	Maximum(2)	Actual	Weighted Funding Result
Corporate Adj. EBITDA	$1,350	$1,490	$1,700	$1,020	0%
Corporate Free Cash Flow	$448	$575	$766	$169	0%
Business Unit Free Cash Flow	$506	$584	$705	$425	0%
Business Unit Revenue	$2,919	$3,019	$3,173	$2,648	0%
Chemical Solutions AIP
Measure	Threshold(1)	Target	Maximum(2)	Actual	Weighted Funding Result
Corporate Adj. EBITDA	$1,350	$1,490	$1,700	$1,020	0%
Corporate Free Cash Flow	$448	$575	$766	$169	0%
Business Unit Free Cash Flow	$34	$42	$54	$49	90%
Business Unit Revenue	$550	$570	$620	$533	0%
(1)
Represents the minimum level of performance required to earn any incentive for this component of the 2019 AIP. Performance below this level would not result in a payout for the performance measure.

(2)
Represents the highest level of performance at which maximum payout under the 2019 AIP is earned. Achievement of performance above this level would not result in a greater payout for the performance measure.

Based on the actual performance achieved, the following AIP awards for each NEO were approved:
NEO	Annual Incentive Target (as % of Base Salary)	Annual Incentive Target ($)	Annual Incentive Actual ($)
Mark Vergnano	130%	$1,365,000	$0
Mark Newman	90%	$564,179(1)	$0
Sameer Ralhan	80%	$351,014(1)	$0
Bryan Snell	75%	$412,500	$103,125
David Shelton	70%	$350,000	$0
Edwin Sparks (2)	75%	$268,346(3)	$241,511
Paul Kirsch	75%	$412,500	$0(4)

(1)
2019 AIP cash targets pro-rated based on targets before and after compensation changes effective June 3, 2019.

(2)
Mr. Sparks held the role of President, Chemical Solutions until October 2019 when he became President, Chemical Solutions and Fluoroproducts. The Compensation and Leadership Development Committee decided to measure his 2019 AIP based solely on the role of President, Chemical Solutions.

(3)
2019 AIP cash target pro-rated based on targets before and after compensation change effective October 4, 2019.

(4)
Under the standard severance terms, at the time of his separation from Chemours Mr. Kirsch received a pro-rated payment at target value in lieu of forfeited participation in the 2019 AIP.

Long-Term Incentive (LTI) Program
Chemours provides long-term incentive compensation to directly tie NEO interests to the interests of shareholders. The Compensation and Leadership Development Committee views long-term incentives as a critical element of our executive compensation program. Long-term incentive targets are reviewed annually and determined based on the Compensation and Leadership Development Committee’s review of the following:
•
NEO position, scope of responsibilities and performance

•
Internal pay equity considerations

•
Peer group practices

•
Current market compensation data for the chemical industry and general industry from proprietary third-party surveys

In early 2019, the Compensation and Leadership Development Committee increased the long-term incentive target opportunities for both Mr. Shelton and Mr. Kirsch by $100,000 and recommended to the Board of Directors an increase of  $100,000 for Mr. Vergnano (which was subsequently approved in February 2019). The increases in long-term incentive targets were to better align compensation to market and to align executive incentive payouts with Chemours’ performance outcomes and shareholder interests.
Effective June 3, 2019 and reflective of their new positions and considering external market data, the Compensation and Leadership Development Committee approved increases to the long-term incentive target opportunities for Mr. Newman and Mr. Ralhan. Effective October 4, 2019 and reflective of his new position and considering external market data, the Compensation and Leadership Development Committee approved an increase to the long-term incentive target opportunity for Mr. Sparks.
NEO	2018 Long Term Incentive Target	2019 Long Term Incentive Target
Mark Newman	$1,200,000	$1,500,000
Sameer Ralhan		$1,000,000
Bryan Snell	$900,000	$900,000
David Shelton	$850,000	$950,000
Edwin Sparks		$800,000
Paul Kirsch	$900,000	$1,000,000

As in prior years, target LTI award values were delivered through a mix of PSUs and Non-Qualified Stock Options (“stock options”). LTI awards delivered in the form of PSUs and stock options focus on shareholder value creation and long-term decision-making consistent with Chemours’ strategic objectives. Details of each award type are summarized below.
Stock Options (40% of LTI Target Award)
The use of stock options provides clear and direct alignment with shareholder interests as they have value only if the price of Chemours’ stock at the time of exercise exceeds the stock price on the date of grant. As a result, stock option grants encourage executives to focus on behaviors and initiatives that support sustained long-term stock price appreciation, which benefits all shareholders. The stock options are designed to vest in equal annual installments over three years from the grant date and have a ten-year term.
PSU Awards (60% of LTI Target Award)
Sixty percent of an NEO’s LTI award is delivered through PSUs. The PSUs are earned and vest based on the achievement of Adjusted Net Income and Free Cash Flow Conversion objectives, which are determined at the time of grant. The 2019 – 2021 PSU plan is measured over a three-year cumulative period.
Performance goals are considered challenging to obtain and are aligned with delivering shareholder value. In setting these objectives, the Compensation and Leadership Development Committee considers how the achievement of goals may be affected by competitive and/or economic conditions over the three-year period. Final awards are subject to potential modification based on TSR results relative to Chemours’ peer group over the cumulative three-year performance period.

The initial payout range of the PSUs is 0% to 200% depending on Chemours’ achievement versus the Adjusted Net Income and Free Cash Flow Conversion performance goals. The payout is then subject to modification based on the Relative TSR performance compared to the Peer Group, with a maximum payout capped at 250%.
As in prior years, the PSU portion of Chemours’ LTI program consisted of overlapping cycles, with a new equity award each year. In general, each participant receives a grant at the beginning of each three-year cycle.
Financial / Operating Measures
The use of Adjusted Net Income in the long-term program is an important indicator of success in delivering long-term shareholder value. Free Cash Flow Conversion is critical to Chemours’ ability to invest and manage assets that deliver the greatest return. The Compensation and Leadership Development Committee believes these performance measures are appropriate to motivate executives to achieve and sustain outstanding long-term results.
The 2019 PSU Award performance period, January 1, 2019 through December 31, 2021, consists of one, cumulative three-year measurement period.
Adjusted Net Income		Free Cash Flow Conversion
Period	Weighting	Period	Weighting
Cumulative FY2019 – FY2021	50%	Average FY2019 – FY2021	50%
Adjusted Net Income is defined as Net Income, as reported externally, adjusted in a manner consistent with Adjusted EBITDA, where appropriate to exclude non-operating pension and other postretirement employee benefit costs (income), windfall tax benefit (expense) related to stock based compensation, exchange gains (losses), restructuring and asset-related charges (benefits), gains (losses) on sale of business or assets, significant legal settlements, impacts of changes to U.S. GAAP accounting, or other items not considered indicative of ongoing operations during the Performance Period.
Free Cash Flow Conversion is defined as Free Cash Flow, defined as Cash Flows from Operations less purchases of property, plant and equipment as disclosed on the Company’s Cash Flow statement divided by Adjusted EBITDA defined as income (loss) before interest, income taxes, depreciation and amortization excluding the following items: non-operating pension and other postretirement employee benefit costs (income), exchange gains (losses), restructuring and asset-related charges (benefits), gains (losses) on sale of business or assets, significant legal settlements, impacts of changes to U.S. GAAP accounting or other items not considered indicative of ongoing operations during the Performance Period.
Chemours believes disclosing specific targets while the applicable performance period is ongoing could cause competitive harm. However, such targets will be disclosed once the applicable performance periods have ended as part of our discussion and analysis on awards earned by the NEOs.
Relative TSR
Relative TSR is used as a modifier to promote alignment with shareholder interests. Relative TSR for the 2019 PSU Award will be measured at the end of the three-year period against the 2019 peer group discussed previously. Chemours’ TSR relative to these peers will be used as a modifier to increase or reduce the number of units earned.
Relative TSR is defined as the change in the Company’s stock price plus dividends paid and assumed to be reinvested on the ex-dividend date during the period, divided by beginning stock price, compared on a percentile basis to the same change with respect to a peer group. For this purpose, a company’s beginning stock price will be the closing stock price averaged over the 20 trading days ending on the trading day before the start of the Performance Period and the ending stock price will be the closing stock price, inclusive of reinvested dividends, averaged over the 20 trading days ending with the last trading day within the Performance Period. For purposes of calculating the appropriate earned percentile, any companies that are in the peer group at the beginning of the Performance Period that are no longer separate publicly traded companies due to merger, acquisition, or buyout shall be disregarded. Companies that are no longer publicly traded due to insolvency or bankruptcy will be included at the lowest performance ranking. For purposes of calculating the earned percentile, the Company will be considered a member of the peer group.
Relative TSR	<25 percentile	>=P25 to <P40	>=P40 to <P60	>=P60 to <=P75	>P75
Applied Modifier	0.5	0.75	1.00 (No Adjustment)	1.25	1.5
2019 LTI Awards
Awards to the NEOs under the 2019 long-term incentive program were as follows:
NEO	2019 Target LTI Award Value	Share Equivalent Value of PSUs on grant date	Target Number of PSU Awards (1)	Grant Date Fair Value of Stock Options	Number of Stock Options Granted (2)
Mark Vergnano	$5,599,971	$3,359,979	88,374	$2,239,992	156,097
Mark Newman March 1	$1,299,967	$779,980	20,515	$519,987	36,236
June 3(3)	$499,991	$299,996	13,661	$199,995	29,717
Sameer Ralhan March 1	$799,955	$479,964	12,624	$319,991	22,299
June 3(3)	$299,980	$179,984	8,196	$119,996	17,830
Bryan Snell	$899,997	$539,998	14,203	$359,998	25,087
David Shelton	$949,984	$569,996	14,992	$379,988	26,480
Edwin Sparks March 1	$499,974	$299,978	7,890	$199,996	13,937
June 3(3)	$299,980	$179,984	8,196	$119,996	17,830
Paul Kirsch (4)	$999,986	$599,994	15,781	$399,992	27,874
Annual LTI awards are generally granted March 1 each year
(1)
The number of PSUs awarded was determined by dividing the dollar target value for each NEO by the closing price for Chemours common stock on grant date and rounding to the nearest whole share. The closing price of Chemours common stock was $38.02 on March 1, 2019 and $21.96 on June 3, 2019.

(2)
The number of stock options awarded was determined based on the Black-Scholes value using the closing price of Chemours common stock on the grant date. The exercise price of the options was equal to the closing price of Chemours common stock on the grant date. The closing price of Chemours common stock was $38.02 on March 1, 2019 and $21.96 on June 3, 2019. The Black-Scholes value of an option was $14.35 on March 1, 2019 and $6.73 on June 3, 2019.

(3)
Effective June 3, 2019 and reflective of their new positions and considering external market data, the Compensation and Leadership Development Committee approved one-time LTI grants for Mr. Newman and Mr. Ralhan. On the same date, considering internal equity, retention and external market data, the Compensation and Leadership Development Committee approved a one-time LTI grant to Mr. Sparks.

(4)
Mr. Kirsch forfeited the LTI awards upon his separation from Chemours.

2017 PSU Award Results
The three-year performance period for PSUs awarded in 2017 ended on December 31, 2019. The payout for this award was based on pre-established target levels of Adjusted EBITDA and Pre-Tax ROIC over the three-year performance period, subject to a Relative TSR modifier. The final payout determination was made in February 2020 after a review of Chemours’ performance. Based on performance results throughout the period and Relative TSR, the 2017 PSU Award payout was 118% of target. Chemours’ Relative TSR ranking at the 7th percentile for the FY2017 – FY2019 performance period resulted in a modifier factor at 0.75. The tables below detail performance against each measure:
Dollars are in millions
Adjusted EBITDA
Measurement Period	Weighting	Threshold	Target	Maximum	Result*	Payout % (weighted)
FY2017	12.5%	$878	$975	$1,121	$1,422	25.0%
FY2018	12.5%	$991	$1,166	$1,341	$1,740	25.0%
FY2019	12.5%	$1,003	$1,180	$1,357	$1,020	6.9%
FY2017 – FY2019 Cumulative	12.5%	$2,823	$3,321	$3,819	$4,182	25.0%

Pre-Tax ROIC
Measurement Period	Weighting	Threshold	Target	Maximum	Result*	Payout % (weighted)
FY2017	12.5%	18.7%	22.0%	25.3%	36.4%	25.0%
FY2018	12.5%	21.8%	25.6%	29.4%	38.8%	25.0%
FY2019	12.5%	20.9%	24.6%	28.3%	17.3%	0.0%
FY2017 – FY2019 Average	12.5%	20.5%	24.1%	27.7%	30.8%	25.0%

Relative TSR
Modifier	Min	Target	Max	Result	Modifier
Relative TSR to Peer Group	<P25	P25 – P75	>P75	6.6th Percentile	0.75
	0.75	1.00	1.25
The Relative TSR ranking was based on the performance peer group set by the Compensation and Leadership Development Committee in 2017 for the 2017 PSU Award:

Air Products & Chemicals, Inc.	Eastman Chemical Company	The Sherwin-Williams Company
Albemarle Corporation	Huntsman Corporation	The Mosaic Company
Ashland Inc.	Kronos Worldwide, Inc.	Tronox, Limited
Celanese Corporation	PolyOne Corporation	W R Grace and Company
Chemtura Corporation	PPG Industries, Inc. RPM International Inc.	Westlake Chemical Corporation
The Chemtura Corporation was removed from the final Relative TSR calculation as they had been acquired.

The table below shows the target number of PSUs granted in 2017 and the actual number of PSUs earned, excluding dividend equivalent units.
NEO	Target # of PSUs Granted	Payout %	# of PSUs Earned
Mark Vergnano	95,047	118%	112,155
Mark Newman	20,738	118%	24,471
Sameer Ralhan	4,321	118%	5,099
Bryan Snell	15,553	118%	18,353
David Shelton	12,961	118%	15,294
Edwin Sparks	—	N/A	—
Paul Kirsch	15,553	Forfeited	—

Company Sponsored Employee Benefits
The Company offers the NEOs health and welfare and retirement plan benefits. Additional elements specific to the executive compensation program include nonqualified retirement benefit plans, reimbursement of financial planning and income tax preparation services, and change-in-control benefits.
The Chemours Company Retirement Savings Restoration Plan
The Chemours Company Retirement Savings Restoration Plan (“RSRP”) is a nonqualified defined contribution plan that restores benefits above the Internal Revenue Code limits for tax-qualified retirement plans to be consistent with those provided to other eligible employees at Chemours.
The Chemours Company Management Deferred Compensation Plan
Under the Chemours Company Management Deferred Compensation Plan (“MDCP”), a nonqualified elective deferred compensation plan, participants may defer base salary, bonus, and certain incentive plan awards until a later date. Generally, earnings on deferred amounts include returns on investments that mirror the investment alternatives available to all employees under the Company’s retirement savings plan.
Change-in-Control Severance Benefits
To ensure that executives remain focused on Chemours’ business during a period of uncertainty, Chemours maintains a change-in-control severance plan for its executives, including the NEOs. For any benefits to be earned, a change in control must occur and the executive’s employment must be terminated within two years following the change in control, either by Chemours without cause or the executive for good reason (often called a “double trigger”). The plan does not provide tax gross-ups. For additional information, see “Executive Compensation — Potential Payments upon Termination or Change-in-Control.”
Benefits provided under the change-in-control severance plan include:
•
A lump sum cash payment of two times (three times for the CEO) the sum of the executive’s base salary and target annual incentive;

•
A lump sum cash payment equal to the pro-rated portion of the executive’s target annual incentive for the year of termination; and

•
Continued health and dental benefits, financial counseling and tax preparation, and outplacement services for up to two years (three years for the CEO) following the date of termination.

The change-in-control severance plan also includes 12-month (18-month for the CEO) non-competition and non-solicitation covenants, non-disparagement, and confidentiality provisions.

Compensation and Risk

In 2019, Chemours management reviewed its executive and non-executive compensation programs and in concurrence with the Compensation and Leadership Development Committee’s independent compensation consultant, determined that none of its compensation programs encourages or creates excessive risk-taking, and none are reasonably likely to have a material adverse effect on the Company.
In conducting this assessment, the components and design features of executive and non-executive plans and programs were analyzed. A summary of the findings of the assessment was provided to the Compensation and Leadership Development Committee. Overall, the Compensation and Leadership Development Committee concluded that (1) the Company’s executive compensation programs provide a mix of awards with performance criteria and design features that mitigate potential excessive risk taking and (2) non-executive employee compensation programs are appropriately balanced between fixed and variable compensation and do not encourage excessive risk taking. The Compensation and Leadership Development Committee also considered its payout caps or limits, stock ownership guidelines, and claw back policy as risk mitigating features of its executive compensation program.
Payout Limitations or Caps
Earned awards from the annual incentive plan are capped at 200% of target and PSU awards are capped at 250% of target to protect against excessive payouts.
Stock Ownership Guidelines
To further support our goal of achieving a strong link between shareholder and executive interests, Chemours maintains stock ownership guidelines to require executive share ownership of a value equal to a specified multiple of base pay. Executives have five (5) years from the date they become subject to the guidelines to reach their respective ownership requirements. Until the ownership requirement is satisfied, 100% of the net shares realized from exercise or vesting of stock-based awards must be retained. Share ownership guidelines are as follows:
Multiple of Base Salary	2019 Target
CEO	5.0x
Other NEOs	3.0x
All applicable NEOs have satisfied or are on track to satisfy these guidelines.
Restrictions on Certain Types of Transactions

The Company has a policy that prohibits executive officers and directors from engaging in the following types of transactions with respect to Chemours’ stock: hedging transactions, pledging securities, short sales, derivative transactions, margin accounts, and short-term trading.
Deductibility of Performance-Based Compensation

In setting the NEO’s 2019 compensation packages, the Compensation and Leadership Development Committee considered Section 162(m) of the Internal Revenue Code, which provides that compensation in excess of $1 million paid to certain executive officers is generally not deductible. The Compensation and Leadership Development Committee also considered the Tax Cuts and Jobs Act’s elimination of the performance-based compensation exception under Section 162(m). While the Compensation and Leadership Development Committee will continue to consider the tax deductibility of compensation, the Compensation and Leadership Development Committee did not change the structure of 2019 compensation packages due to the elimination of the performance-based compensation exception under Section 162(m).

CEO Pay Ratio

As there were no significant changes to the global employee population nor significant changes to employee compensation arrangements, Chemours used the same median employee for the 2019 CEO pay ratio calculation as used in 2017 and 2018. The CEO pay ratio figures below are a reasonable estimate calculated in a manner consistent with SEC rules.
When first running the CEO pay ratio calculation, Chemours determined that as of October 31, 2017, the total number of employees was 6,954. To determine median employee pay, Chemours chose base pay as the consistently applied compensation measure. Chemours then calculated an annual base pay for each employee, annualizing pay for those employees who commenced work during 2017 and any employees who were on leave for a portion of 2017. Chemours used a valid statistical sampling methodology to identify a population of employees whose base pay was within a 5% range of the median. Using this methodology, Chemours identified the median employee from that group. The total number of employees on December 31, 2018 was 7,048 and on December 31, 2019 was 6,984.
It was determined that the total compensation for the selected median employee in 2019 was $95,254. The ratio of CEO pay to the median worker pay is 81:1.
Element	Median Employee	CEO
Salary (includes Overtime)(1)	$85,830	$1,029,808
Stock Awards	$0	$4,273,767
Option Awards	$0	$2,239,992
Non-Equity Incentive Plan Compensation/Bonus(2)	$1,983	$0
Change in Pension Value	$0	$0
All Other Compensation(3)	$7,441	$152,077
Summary Compensation Table Totals	$95,254	$7,695,644
CEO Pay Ratio	81:1
(1)
Consists of 2019 base salary plus overtime pay.

(2)
Actual 2019 cash incentive paid during the first quarter of fiscal year 2020 under a performance-based compensation plan.

(3)
Consists of 2019 employer contributions to qualified and non-qualified defined contribution plans and perquisites/personal benefits as listed in footnote 6 of the Summary Compensation Table.

Summary Compensation Table

The following table sets forth information concerning the total compensation earned by the NEOs during fiscal years 2019, 2018 and 2017.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified and Deferred Compensation Earnings ($)	All Other Compensation ($)(6)	Total ($)
Mark Vergnano President and Chief Executive Officer	2019	1,029,808		4,273,767	2,239,992			152,077	7,695,644
	2018	1,041,667		3,559,120	2,199,980	1,000,545		275,417	8,076,729
	2017	983,333		3,787,623	2,199,989	2,600,000	141,163	232,063	9,944,171
Mark Newman, Senior Vice President and Chief Operating Officer	2019	649,290		1,296,199	719,982			85,347	2,750,819
	2018	591,220		776,569	479,986	346,691		100,591	2,295,057
	2017	588,350		826,409	479,996	945,952		102,879	2,943,586
Sameer Ralhan Senior Vice President, Chief Financial Officer & Treasurer	2019	474,588		792,940	439,987			30,847	1,738,361
	2018
	2017
Bryan Snell President, Titanium Technologies	2019	539,423		686,857	359,998	103,125		60,082	1,749,486
	2018	541,667		582,440	359,995	75,488		115,694	1,675,282
	2017	483,333		619,787	359,989	750,000	25,898	80,333	2,319,340
David Shelton Senior Vice President, General Counsel and Corporate Secretary	2019	493,910		725,013	379,988			83,737	1,682,648
	2018	475,000		550,041	340,000	243,723		145,900	1,754,664
	2017	462,500		516,496	299,986	665,000	1,247	111,395	2,056,624
Edwin Sparks President, Fluoroproducts and Chemical Solutions	2019	396,300		564,003	319,992	241,511		57,173	1,578,979
	2018
	2017
Paul Kirsch Former President, Fluoroproducts	2019	484,776	343,750	763,169	399,992			702,425	2,694,112
	2018	550,000		582,440	359,995	592,350		26,000	2,110,785
	2017	550,000		619,787	359,989	825,000		345,674	2,700,450
(1)
Represents payment on termination of employment in lieu of the Annual Incentive Plan. Consistent with the Company’s severance plans and policies, a bonus is paid at target, pro-rated for the time served during the year of separation.

(2)
Represents the aggregate grant date fair value of PSUs computed in accordance with FASB ASC Topic 718. The grant date fair value of each PSU granted to NEOs in 2019, taking into account the estimated probable outcome of the performance conditions, was determined to be $48.36 for the March 1 grant and $22.36 for the June 3 grant. Assumptions used in determining the values can be found in Note 24 (“Stock-based Compensation”) to the Consolidated Financial Statements in Chemours’ Annual Report on Form 10-K for the year ended December 31, 2019.

(3)
If the maximum level of performance were achieved, each NEO would earn 250% of the target number of PSUs awarded. Based on the closing price of Chemours common stock on the March 1 grant date ($38.02), the maximum value of PSUs awarded on March 1, 2019 to each NEO is as follows: Mr. Vergnano — $8,399,948; Mr. Newman — $1,949,950; Mr. Ralhan — $1,199,910; Mr. Snell — $1,349,995;

Mr. Shelton — $1,424,990; Mr. Sparks — $749,945; Mr. Kirsch — $1,499,984 (subsequently forfeited on termination). Based on the closing price of Chemours common stock on the June 3 grant date ($21.96), the maximum value of PSUs awarded on June 3, 2019 to each NEO is as follows: Mr. Newman — $749,990; Mr. Ralhan — $449,960; Mr. Sparks — $449,960.
(4)
Represents the aggregate grant date fair value of stock options computed in accordance with FASB ASC Topic 718. Assumptions used in determining the values can be found in Note 24 (“Stock-based Compensation”) to the Consolidated Financial Statements in Chemours’ Annual Report on Form 10-K for the year ended December 31, 2019.

(5)
Represents payouts under the Annual Incentive Plan. This column includes compensation which may have been deferred at the NEO’s election. Any such amounts will be included in the “Executive Contributions” column of the 2019 Nonqualified Deferred Compensation table.

(6)
The amounts reflect perquisites and personal benefits (financial planning / income tax preparation) and Company contributions to qualified and nonqualified defined contribution plans. The following table details these amounts.

Name	Company Contributions to Qualified Defined Contribution Plan ($)	Company Contribution to Nonqualified Defined Contribution Plan ($)	Financial Planning/ Income Tax Preparation ($)	Separation Agreements ($)
Mark Vergnano	19,600	117,477	15,000
Mark Newman	27,388	42,959	15,000
Sameer Ralhan	7,336	19,761	3,750
Bryan Snell	24,283	20,799	15,000
David Shelton	30,800	37,937	15,000
Edwin Sparks	19,392	30,044	7,737
Paul Kirsch	27,800		7,652	666,973(1)
(1)
The amount reflects payments in relation to Mr. Kirsch’s separation from service on October 31, 2019. Mr. Kirsch received payments consistent with the Company’s severance plans and policies. In addition, a payment was made in relation to non-competition, confidentiality and non-solicitation agreements.

2019 Grants of Plan-Based Awards

The following table provides information on AIP awards, PSUs and stock options granted in 2019 to each NEO. For a complete understanding of the table, refer to the footnotes that follow.
				Estimated Possible Pay-outs Under Nonequity Incentive Plan Awards(1)			Estimated Future Pay-outs Under Equity Incentive Plan Awards(2)			All other Option Awards; Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)(3)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Approval Date	Description	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark Vergnano			2019 AIP	682,500	1,365,000	2,730,000
	3/1/19	2/13/19	Stock Options							156,097	38.02	2,239,992
	3/1/19	2/13/19	PSU				44,187	88,374	220,935			4,273,767
Mark Newman			2019 AIP	282,090	564,179	1,128,358
	3/1/19	2/13/19	Stock Options							36,236	38.02	519,987
	3/1/19	2/13/19	PSU				10,258	20,515	51,288			992,105
	6/3/19	6/3/19	Stock Options							29,717	21.96	199,995
	6/3/19	6/3/19	PSU				6,831	13,661	34,153			304,094
Sameer Ralhan			2019 AIP	175,507	351,014	702,028
	3/1/19	2/13/19	Stock Options							22,299	38.02	319,991
	3/1/19	2/13/19	PSU				6,312	12,624	31,560			610,497
	6/3/19	6/3/19	Stock Options							17,830	21.96	119,996
	6/3/19	6/3/19	PSU				4,098	8,196	20,490			182,443
Bryan Snell			2019 AIP	206,250	412,500	825,000
	3/1/19	2/13/19	Stock Options							25,087	38.02	359,998
	3/1/19	2/13/19	PSU				7,102	14,203	35,508			686,857
David Shelton			2019 AIP	175,000	350,000	700,000
	3/1/19	2/13/19	Stock Options							26,480	38.02	379,988
	3/1/19	2/13/19	PSU				7,496	14,992	37,480			725,013
Edwin Sparks			2019 AIP	134,173	268,346	536,692
	3/1/19	2/13/19	Stock Options							13,937	38.02	199,996
	3/1/19	2/13/19	PSU				3,945	7,890	19,725			381,560
	6/3/19	6/3/19	Stock Options							17,830	21.96	119,996
	6/3/19	6/3/19	PSU				4,098	8,196	20,490			182,443
Paul Kirsch (4)			2019 AIP	206,520	412,500	825,000
	3/1/19	2/13/19	Stock Options							27,874	38.02	399,992
	3/1/19	2/13/19	PSU				7,891	15,781	39,453			763,169
(1)
Nonequity incentive plan awards are short-term incentives that may be earned under the 2019 AIP.

(2)
Equity incentive plan awards are PSUs corresponding to a three-year performance period, FY2019 — FY2021. The NEOs may earn 50% of the target award upon attainment of threshold performance and up to 250% of the target award upon attainment of maximum performance. Performance outcomes will be determined following the conclusion of the performance period. Dividend equivalent units will be applied to the actual number of shares earned.

(3)
The exercise price is equal to the fair market value of a share of Chemours common stock on the grant date. Stock options are not credited with dividend equivalent units. Stock options feature three-year equal ratable vesting and a ten-year term.

(4)
In connection with Mr. Kirsch’s separation, all awards were treated in accordance with Chemours’ policies and procedures. As a result, the stock option and PSU awards reflected in this table were forfeited.

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table shows the number of shares underlying exercisable and unexercisable options and unvested and, as applicable, unearned RSUs and PSUs (in each case denominated in shares of Chemours common stock) held by each of the NEOs at December 31, 2019. Market or payout values in the table below are based on the closing price of Chemours common stock as of December 31, 2019: $18.09.
Upon completion of the separation from DuPont and in accordance with the Employee Matters Agreement, the NEOs received replacement Chemours stock option awards in respect of their DuPont stock option awards. The stock option awards reflected in the following table with a grant date prior to July 1, 2015, are these replacement stock option awards.
	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options(1)				Shares or Units of Stock that Have Not Vested(2)		Equity Incentive Plan Awards: Unearned Shares, Units or Other Rights that Have Not Vested(3)
Name	Grant Date	Exercisable (#)	Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number (#)	Market Value ($)	Number (#)	Market or Pay-out Value ($)
Mark Vergnano	3/1/2019		156,097	38.02	3/1/2029			220,935	3,996,714
	3/1/2018	35,685	71,370	48.53	3/1/2028			136,000	2,460,240
	3/1/2017	96,745	48,373	34.72	3/1/2027
	3/1/2016	543,944		5.40	3/1/2026
	7/6/2015	331,231		16.04	7/5/2025
	2/4/2015	198,121		18.45	2/3/2022
	2/5/2014	153,392		15.49	2/4/2021
	2/6/2013	220,759		11.87	2/5/2020
Mark Newman	6/3/2019		29,717	21.96	6/3/2029			34,152	617,810
	3/1/2019		36,236	38.02	3/1/2029			51,287	927,782
	3/1/2018	7,786	15,571	48.53	3/1/2028			29,674	536,803
	3/1/2017	21,108	10,554	34.72	3/1/2027	41,476	750,301
	3/1/2016	166,089		5.40	3/1/2026
	7/6/2015	197,161		16.04	7/5/2025
	2/4/2015	67,675		18.45	2/3/2022
Sameer Ralhan	6/3/2019		17,830	21.96	6/3/2029			20,490	370,664
	3/1/2019		22,299	38.02	3/1/2029			31,560	570,920
	3/1/2018	1,622	3,244	48.53	3/1/2028			6,182	111,832
	3/1/2017	4,397	2,199	34.72	3/1/2027	8,642	156,334
	4/26/2016	80,000		9.43	4/26/2026
	3/1/2016	55,363		5.40	3/1/2026
	2/4/2015	34,457		18.45	2/3/2022
Bryan Snell	3/1/2019		25,087	38.02	3/1/2029			35,507	642,322
	3/1/2018	5,840	11,678	48.53	3/1/2028			22,256	402,611
	3/1/2017	15,831	7,915	34.72	3/1/2027
	3/1/2016	110,726		5.40	3/1/2026
	2/4/2015	37,902		18.45	2/3/2022
	2/5/2014	28,341		15.49	2/4/2021
David Shelton	3/1/2019		26,480	38.02	3/1/2029			37,480	678,013
	3/1/2018	5,515	11,030	48.53	3/1/2028			21,018	380,216
	3/1/2017	13,192	6,596	34.72	3/1/2027	25,922	468,929
	3/1/2016	83,044		5.40	3/1/2026
	2/4/2015	19,640		18.45	2/3/2022
Edwin Sparks	6/3/2019		17,830	21.96	6/3/2029			20,490	370,664
	3/1/2019		13,937	38.02	3/1/2029			19,725	356,825
	3/1/2018	1,784	3,568	48.53	3/1/2028			6,800	123,012
	3/1/2017	2,875	1,437	34.72	3/1/2027	679	12,283
	2/5/2014	2,728		15.49	2/4/2021
Paul Kirsch(4)	3/1/2018	5,840		48.53	1/29/2020
	3/1/2017	15,831		34.72	1/29/2020

(1)
The following table provides the vesting schedules of stock options outstanding as of December 31, 2019:

Grant Date	Outstanding Vesting Dates
6/3/2019	Vests on June 3, 2022
3/1/2019	Vests in equal installments on March 1, 2020, 2021 and 2022
3/1/2018	Vests in equal installments on March 1, 2020 and 2021
3/1/2017	Balance vests on March 1, 2020
(2)
The following table consists of RSUs outstanding as of December 31, 2019 and PSUs where the performance period is complete, but the units remain unvested. The following table provides details of the vesting schedules for such RSUs and PSUs, including dividend equivalent units:

Grant Date	Outstanding Vesting Dates
3/1/2017	RSUs with vesting date of March 1, 2020
3/1/2017	PSUs where the performance period ended on December 31, 2019. If the NEO was not retirement eligible, the award remained unvested through the Determination Date of February 14, 2020.
(3)
The following table provides the vesting schedules for unearned PSUs with outstanding vesting dates as of December 31, 2019:

Grant Date	Outstanding Vesting Dates
3/1/2019 and 6/3/2019	Performance period ending December 31, 2021. The number of PSUs reported is based on achievement of maximum performance. Cumulative performance to date, as of the last completed fiscal year, is below target.
3/1/2018	Performance period ending December 31, 2020. The number of PSUs reported is based on achievement of maximum performance. Cumulative performance to date, as of the last completed fiscal year, is below target.
The 2019 plan provides for a payout range of 0% to 250% and the 2018 plan provides for a payout range of 0% to 200% and dividend equivalent units are applied subsequently to the final performance determination.
(4)
Consistent with the Company’s severance plans and policies, certain vested stock options held by Mr. Kirsch will continue to be exercisable for a period of one year. Unvested options at date of separation were forfeited.

Option Exercises and Stock Vested

The table below identifies the number of shares of Chemours common stock acquired upon the exercise of stock options and the vesting of RSUs and PSUs during 2019:
	Option Awards(1)		Stock Awards(2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mark Vergnano			120,261	2,175,519
Mark Newman			195,932	7,396,433
Sameer Ralhan			168,583	6,364,008
Bryan Snell			19,679	355,991
David Shelton
Edwin Sparks			3,517	133,725
Paul Kirsch	27,538	301,009	101,845	3,556,117
(1)
The value realized upon exercise is the difference between the market value of the stock on the exercise date and the option price, multiplied by the number of shares acquired on exercise.

(2)
Represents the number of RSUs, PSUs and related dividend equivalent units vesting in 2019. The value realized upon vesting is computed by multiplying the number of units by the closing price of the underlying shares on the vesting date.

(3)
The 2017 PSU grant, with a performance period of January 1, 2017 to December 31, 2019 was considered as ‘earned’ on December 31, 2019.

➢
Mr. Vergnano and Mr. Snell were retirement eligible and considered fully vested on December 31, 2019. Their 2017 PSU awards are reported in the above table.

➢
If the NEO was not retirement eligible, the 2017 PSU award remained unvested through the Determination Date of February 14, 2020. Mr. Newman, Mr. Ralhan, Mr. Shelton and Mr. Sparks were not retirement eligible, so their 2017 PSU awards are reported in the Outstanding Equity Awards at 2019 Fiscal Year-End table. Mr. Kirsch forfeited the 2017 PSU award on his separation from Chemours.

2019 Nonqualified Deferred Compensation

The following table provides information on the Company’s defined contribution or other plans that during 2019 provided for deferrals of compensation on a basis that is not tax-qualified. Mr. Vergnano, Mr. Newman, Mr. Ralhan, Mr. Snell, Mr. Shelton, Mr. Sparks and Mr. Kirsch each participated in such a Chemours plan during 2019.
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contribution in Last Fiscal Year ($)(2)	Aggregate Earning in Last Fiscal Year ($)(3)	Aggregate Withdrawals / Distributions In Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year-End ($)(4)
Mark Vergnano
RSRP	105,022	117,477	29,682		1,294,612
MDCP
Mark Newman
RSRP	42,959	42,959	60,068		427,803
MDCP	190,559		55,299		719,779
Sameer Ralhan
RSRP	19,761	19,761	54,007		257,589
MDCP
Bryan Snell
RSRP	20,094	20,799	56,540		376,856
MDCP			7,750		313,468
David Shelton
RSRP	27,458	37,937	40,187		423,386
MDCP	123,478		10,938		223,102
Edwin Sparks
RSRP	22,669	30,044	11,253		132,695
MDCP
Paul Kirsch
RSRP
MDCP	29,618		10,485		65,351
(1)
The amount in this column represents deferrals from base salary and Non-Equity Incentive Plan Compensation under the RSRP and/or MDCP. The amounts are also included in the 2019 Summary Compensation Table.

(2)
The amount in this column represents employer contributions made under the RSRP; the amounts are also included in the 2019 Summary Compensation Table.

(3)
Earnings (loss) represent returns on investments in twenty (20) core investment alternatives and interest accruals on cash balances, Chemours common stock returns, and dividend reinvestments. The core investment alternatives are the same investment alternatives available to all employees under the qualified plan. Interest is accrued on cash balances based on a rate that is traditionally less than 120% of the applicable federal rate, and dividend equivalents are accrued at a non-preferential rate. Accordingly, these amounts are not considered above-market or preferential earnings for purposes of, and are not included in, the 2019 Summary Compensation Table.

(4)
The table below reflects Salary and Non-Equity Incentive Plan Compensation amounts and Company contributions to qualified and nonqualified defined contribution plans reported in the aggregate balance at last fiscal year-end that were previously reported as compensation to the NEO in Chemours’ Summary Compensation Table for previous year(s).

Name	RSRP ($)	MDCP ($)	Total ($)
Mark Vergnano	1,127,050		1,127,050
Mark Newman	307,801	555,201	863,002
Bryan Snell	283,289	300,000	583,289
David Shelton	230,482		230,482
Paul Kirsch		57,118	57,118

Narrative Discussion of the Nonqualified Deferred Compensation Table
Chemours sponsors two nonqualified deferred compensation plans for the benefit of eligible employees. The Retirement Savings Restoration Plan (“RSRP”) supplements our qualified defined contribution plan, the Retirement Savings Plan (“RSP”), and is designed to provide benefits in excess of IRS qualified plan limits applicable to the RSP. The Management Deferred Compensation Plan (“MDCP”) is an elective deferral plan that provides eligible employees with the opportunity to defer receipt of a specified portion of their compensation, thereby postponing income taxation on amounts deferred until the time such deferrals are distributed from the MDCP. Eligible employees may elect to participate in either, neither or both nonqualified deferred compensation plans annually. The following provides an overview of the various deferral options as of December 31, 2019.
Retirement Savings Restoration Plan
Each year during the enrollment window, eligible employees can elect to defer 1 – 6% of compensation. The deferral elections spring into effect when the participant’s year-to-date compensation exceeds the IRS annual compensation limit ($280,000 for 2019). Compensation for RSRP purposes consists of base salary and annual incentive payments. Chemours provides a Company matching contribution equal to 100% of the employee deferral amount. Certain employees previously employed by DuPont are also eligible to receive transition (benefit) contributions under the RSRP. In addition, and entirely at its discretion, Chemours may make non-elective contributions to the RSRP.
Deferrals and contributions to the RSRP are notionally invested in the available investment alternatives which mirror those made available under the qualified RSP. The term “notional” means account balances are not actually invested in any of the deemed investment alternatives, rather, the rate of return derived from the notional investments is credited to individual account balances consistent with the participant’s investment direction elections.
When enrolling in the RSRP, participants are also requested to make distribution elections. Distributions are triggered by termination of employment, and will commence either upon separation from service or 1 – 5 years thereafter if the participant so elects. Distributions may be paid in a lump sum or substantially equal annual installments over 2 – 15 years, at the election of the participant.
Employee and Matching contributions are always 100% vested. The transition (benefit) contribution vests upon completing two years of service with Chemours. Non-Elective Contributions are vested upon completion of three years of service. The NEOs are 100% vested in their deferrals and related investment experience.
Management Deferred Compensation Plan
Under the terms of the MDCP, each year during the enrollment window eligible employees can elect to defer: 1 – 60% of  “base salary” and/or 1 – 60% of the annual incentives. Additionally, corporate officers may elect to defer settlement of their equity awards (i.e., RSUs and/or PSUs).
Base salary and annual incentive award deferrals are notionally invested in the available investment alternatives. The term “notional” means account balances are not actually invested in any of the deemed investment alternatives, rather, the rate of return derived from the notional investments is credited to individual account balances consistent with the participant’s investment direction elections. Equity award deferrals are notionally invested in Chemours common stock with dividend equivalents credited as additional stock units. Chemours does not match deferrals under the MDCP.
When enrolling in the MDCP, participants are also requested to make distribution elections. Participants may elect either in-service or termination distribution elections. In-service distributions are payable as of a specified date in the form of a lump sum. Termination distributions commence either upon separation from service or 1 – 5 years thereafter if the participant so elects, and can be paid either in a lump sum or substantially equal annual installments over 2 – 15 years, at the election of the participant.
NEOs are 100% vested in their deferrals and related investment experience.

Potential Payments upon Termination or Change in Control

The table below summarizes the potential payouts to the NEOs, other than Mr. Kirsch, upon a termination from the Company, or under specified situations in a change in control as further described below. The amounts shown in the following table are approximate and reflect certain assumptions that the Company has made in accordance with the SEC’s rules. These assumptions include that the termination of employment or change in control occurred on December 31, 2019, and that the value of a share of the Company’s stock on that day was $18.09, the closing price per share of the Company’s common stock on December 31, 2019. The table also includes potential payments under The Chemours Company 2017 Equity and Incentive Plan (the “2017 Plan”). The treatment of benefits under each plan on termination or change in control is detailed in the footnotes to the table. Mr. Kirsch’s employment terminated on October 31, 2019. We describe the terms of his separation agreement following the notes to the table below.
Name	Form of Compensation(1)	Voluntary or For Cause ($)(2)	Involuntary Termination without Cause ($)(3)	Retirement ($)(4)	Death ($)(5)	Disability ($)(6)	Change in Control(7)
Mark Vergnano	Annual Salary		525,000				3,150,000
	Target Annual Bonus		1,365,000				4,095,000
	Target Annual Bonus (pro-rated)				1,365,000	1,365,000	1,365,000
	Health and Dental Benefits		3,810				45,721
	Outplacement Services		1,505				14,620
	Stock Options
	RSUs
	PSUs	2,705,926	2,705,926	2,705,926	2,705,926	2,705,926	2,828,806
Total		2,705,926	4,601,241	2,705,926	4,070,926	4,070,926	11,499,147
Mark Newman	Annual Salary		67,308				1,400,000
	Target Annual Bonus		630,000				1,260,000
	Target Annual Bonus (pro-rated)				630,000	630,000	630,000
	Health and Dental Benefits		3,810				30,481
	Outplacement Services		1,505				14,620
	Stock Options
	RSUs
	PSUs				1,212,631	1,212,631	1,261,796
Total			702,623		1,842,631	1,842,631	4,596,896
Sameer Ralhan	Annual Salary		55,288				1,150,000
	Target Annual Bonus		460,000				920,000
	Target Annual Bonus (pro-rated)				460,000	460,000	460,000
	Health and Dental Benefits		5,586				44,690
	Outplacement Services		1,505				14,620
	Stock Options
	RSUs
	PSUs				417,860	417,860	510,717
Total			522,380		877,860	877,860	3,100,027
Bryan Snell	Annual Salary		275,000				1,100,000
	Target Annual Bonus		412,500				825,000
	Target Annual Bonus (pro-rated)				412,500	412,500	412,500
	Health and Dental Benefits		3,810				30,481
	Outplacement Services		1,505				14,620
	Stock Options
	RSUs
	PSUs	439,692	439,692	439,692	439,692	439,692	458,238
Total		439,692	1,132,507	439,692	852,192	852,192	2,840,839
David Shelton	Annual Salary		230,769				1,000,000
	Target Annual Bonus		350,000				700,000
	Target Annual Bonus (pro-rated)				350,000	350,000	350,000
	Health and Dental Benefits		1,652				13,213
	Outplacement Services		1,505				14,620
	Stock Options
	RSUs
	PSUs				710,943	710,943	695,778
Total			583,926		1,060,943	1,060,943	2,773,611

Name	Form of Compensation(1)	Voluntary or For Cause ($)(2)	Involuntary Termination without Cause ($)(3)	Retirement($)(4)	Death ($)(5)	Disability($)(6)	Change in Control(7)
Edwin Sparks	Annual Salary		228,365				950,000
	Target Annual Bonus		356,250				712,500
	Target Annual Bonus (pro-rated)				356,250	356,250	356,250
	Health and Dental Benefits		1,531				12,251
	Outplacement Services		1,505				14,620
	Stock Options
	RSUs				12,102	12,102	12,102
	PSUs				275,990	275,990	352,502
Total			587,652		644,342	644,342	2,410,225
Effective January 1, 2017, Chemours revised the termination provisions associated with Stock Option, RSU and PSU awards to be more consistent with market prevalence and simplify administration. A summary of the provisions by award type follows.
Stock Options
•
Retirement eligibility results in continued vesting, and the time to exercise is three years post-employment or the original expiration date of the award, whichever occurs first.

•
Death or Disability termination results in immediate vesting of unvested awards and the time to exercise is limited to two years post-employment, or the original expiration date of the award whichever occurs first.

•
Change in Control with qualifying termination remains consistent with the description below.

•
Any other termination results in the forfeiture of unvested options and 90 days post-employment to exercise any options vested as of the termination date.

RSUs
•
Retirement eligibility results in continued vesting of unvested awards.

•
Death or Disability termination results in immediate vesting of unvested awards.

•
Change in Control with qualifying termination remains consistent with the description below.

•
Any other termination results in forfeiture of unvested awards.

PSUs
•
Retirement eligibility results in vesting of a pro-rated portion of the award, with performance based on actual performance over the full performance period and proration based on the number of days the NEO was employed during the performance period.

•
Death or Disability results in vesting of a pro-rated portion of the award, with performance based on actual performance over the full performance period and proration based on the number of days the NEO was employed during the performance period.

•
Change in Control with qualifying termination remains consistent with the description below.

•
Any other termination results in forfeiture of unvested awards.

•
The 2017 PSU grant, with a performance period of 1/1/2017 to 12/31/2019 was considered as ‘earned’ on 12/31/2019, but the PSUs remained unvested until performance was certified on 2/11/2020 if the executive was not retirement eligible on 12/31/2019.

➢
Mr. Vergnano and Mr. Snell were retirement eligible and considered fully vested on 12/31/2019. The 2017 PSU awards are not reported in the above table, rather the awards are declared under the Option Exercises and Stock Vested table.

➢
Mr. Newman, Mr. Ralhan and Mr. Shelton were not retirement eligible, so the 2017 PSU award was unvested on 12/31/2019. Therefore, the 2017 PSU awards are reported in the above table for termination reasons that would have resulted in payout of the unvested award on 12/31/2019.

(1)
The award agreements for stock options, PSUs and RSUs contain restrictive covenants that may result in forfeiture of unvested stock options, PSUs and RSUs upon a breach of confidentiality, non-solicitation and non-competition obligations during employment and after termination of employment (for a period of one year for non-solicitation and non-competition).

(2)
Amounts shown in this column indicate the NEO has achieved the requisite age and service milestones to be regarded as “retirement eligible” in accordance with award terms. To the extent that the NEO is retirement eligible, unvested stock options, RSUs, and PSUs are treated as if the NEO had retired. The amounts listed in the table for Mr. Vergnano and Mr. Snell represent values that will continue to vest in accordance with retirement eligible provisions. Mr. Vergnano and Mr. Snell meet the retirement eligible provisions for all plans. If an NEO is not retirement eligible, upon voluntary termination or termination for cause, the various Company plans and programs provide for forfeiture of all unvested stock options, RSUs, and PSUs. The PSUs listed relate to the 2018 and 2019 PSU grants and are based on the level of performance assumed and disclosed in the Outstanding Equity Awards at 2019 Fiscal Year-End table.

(3)
Upon termination of employment for Lack of Work or Involuntary Termination:

a.
Stock option awards granted on or after January 1, 2017 and vested as of the termination date may be exercised during the 90-day period following termination. Unvested stock option awards granted on or after January 1, 2017 to holders who are not retirement eligible are forfeited.

b.
Stock option awards granted prior to January 1, 2017 may be exercised during the one-year period following termination.

c.
PSUs granted on or after January 1, 2017 and unvested as of the termination date are forfeited.

d.
To the extent that an NEO is retirement eligible, unvested stock options, RSUs and PSUs are treated as if the NEO has retired.

e.
Severance benefits consist of: one week of salary for each complete year of service, with a minimum of four weeks and a maximum of twenty-six weeks; pro-rata annual bonus based on service during the performance period (i.e. calendar year); three months of company-paid health care continuation coverage; limited outplacement assistance.

(4)
Upon Retirement:

a.
Stock options granted on or after January 1, 2017 continue vesting, but the time to exercise is limited to three years post-employment or the original expiration date of the award, whichever occurs first.

b.
For stock options granted prior to January 1, 2017 the award holder retains the full term of the award in which to exercise.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2019 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2019 Fiscal Year-End table.

(5)
Upon Death:

a.
Stock option awards immediately vest and the time to exercise is limited to two years post-employment or the original expiration date of the award, whichever occurs first. Amount shown represents the in-the-money value of stock options for which vesting is accelerated, as of December 31, 2019.

b.
RSUs are automatically vested and paid out. Amount shown represents the value of all RSUs as of December 31, 2019 that are automatically vested and paid out.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2019 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2019 Fiscal Year-End table.

(6)
Upon termination of employment for Disability:

a.
Stock option awards granted on or after January 1, 2017 are immediately vested and the time to exercise is limited to two years post-employment or the original expiration date of the award, whichever occurs first.

b.
Stock option awards granted prior to January 1, 2017 may be exercised during the one-year period following termination.

c.
PSUs are pro-rated based on actual performance for service during the performance period. Amount shown represents the pro-rated number of units earned as of December 31, 2019 at the level of performance assumed and disclosed in the Outstanding Equity Awards at 2019 Fiscal Year-End table.

d.
RSUs are automatically vested and paid out. Amount shown represents the value of all RSUs as of December 31, 2019 that are automatically vested and paid out.

e.
To the extent that the NEO is retirement eligible, unvested stock options, RSUs and PSUs are treated as if the NEO has retired.

(7)
Upon Change in Control:

a.
Treatment varies depending on whether the Company is the surviving entity and, if not, whether the awards are assumed by an acquiring entity. Values shown in the table above assume that the Company is not the surviving entity and the acquiring entity does not assume or otherwise provide for continuation of the awards.

b.
Stock options are immediately vested and cancelled in exchange for payment in an amount equal to (i) the excess of the fair market value per share of the stock subject to the award immediately prior to the change in control over the exercise or base price per share of stock subject to the award multiplied by (ii) the number of shares granted. Amount shown represents the in-the-money value of unvested stock options as of December 31, 2019.

c.
RSUs are immediately vested and all restrictions lapse. Awards cancelled in exchange for a payment equal to the fair market value per share of the stock subject to the award immediately prior to the change in control multiplied by the number of shares granted. Amount shown represents the value of all RSUs as of December 31, 2019.

d.
PSUs convert, at target amount, to time-based vesting RSUs, and subsequent vesting is governed by the applicable change-in-control terms. Amount shown represents the value of all PSUs, at target value, as of December 31, 2019.

In the event that the Company is the surviving entity, or the acquiring entity assumes or otherwise provides for continuation of the awards, all stock options, RSUs and PSUs remain in place or substitute awards are issued.
Upon termination without cause or termination for good reason within two years after change in control, awards vest in full. Stock options remain exercisable for two years, or the original expiration date, whichever occurs first.
Under the Senior Executive Severance Plan, a change in control must occur and the executive’s employment must be terminated within two years following the change in control, either by the Company without cause or the executive for good reason (often called a “double trigger”). Benefits provided under the plan include: (i) a lump sum cash payment equal to two times (three times for the CEO) the sum of the executive’s base salary and target annual bonus; (ii) a lump sum cash payment equal to the pro-rated portion of the executive’s target annual bonus for the year of termination; and (iii) continued health and dental benefits and outplacement services for two years (three years for the CEO) following the date of termination.
Mr. Kirsch’s Separation Agreement
The employment relationship with Mr. Kirsch ended October 31, 2019. In connection with his departure, Mr. Kirsch and Chemours entered into a separation agreement and release (the “Agreement”).
Pursuant to the Agreement, Mr. Kirsch received benefits consistent with Chemours’ severance plans and policies, including notice and separation payments in the aggregate amount of  $63,462 and a prorated AIP award at target in the amount of  $343,750. In addition to these benefits, in connection with ongoing non-competition obligations, Mr. Kirsch received a payment of  $595,833. Mr. Kirsch also has ongoing confidentiality and non-solicitation obligations under the Agreement.

Compensation and Leadership Development Committee Report

Notwithstanding anything to the contrary set forth in any of the previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.
The Compensation and Leadership Development Committee reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management of the Company. Based on the review and discussions noted above, the Compensation and Leadership Development Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in this Proxy Statement.
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
Curtis J. Crawford, Chair
Bradley J. Bell
Dawn L. Farrell
Sean D. Keohane
Erin N. Kane

PROPOSAL 2 — ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act and the related rules of the SEC, the Company seeks your vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables (a “say-on-pay” vote).
As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis” in this Proxy Statement, the Board of Directors seeks to link a significant portion of executive officer compensation with the Company’s performance. The Company’s compensation programs are designed to reward the Company’s executive officers for the achievement of short-term and long-term financial goals, while minimizing excessive risk taking. The Company’s executive compensation program is strongly aligned with the long-term interests of shareholders. The Company urges you to read the Compensation Discussion and Analysis section of this Proxy Statement for additional details on executive compensation programs, including compensation philosophy and objectives and the compensation of named executive officers during fiscal year 2019.
The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to all compensation relating to the Company’s named executive officers, as described in this Proxy Statement. The vote is advisory and is not binding on the Company, the Board, or the Compensation and Leadership Development Committee, and will not be construed as overruling a decision by, or creating or implying any additional fiduciary duty for, the Company, the Board, or the Compensation and Leadership Development Committee. However, the Board and the Compensation and Leadership Development Committee value the opinions expressed by shareholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions and policies regarding the Company’s executive officers.
Accordingly, the Board of Directors and management ask shareholders to approve the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this Proxy Statement.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 3 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2020. In Proposal 3, the Company is asking shareholders to ratify this selection.
Although ratification is not required by the Company’s Bylaws or otherwise, the Board is submitting the selection of PwC to the Company’s shareholders for ratification. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year, if it determines that such a change would be in the best interests of the Company and its shareholders.

Representatives of PwC are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2020.

Fees Paid to Independent Registered Public Accounting Firm

PwC has served as the Company’s independent registered public accounting firm since 2014. Aggregate fees for professional services rendered by PwC for 2019 and 2018 are set forth in the table below.
	2019 (in thousands)	2018 (in thousands)
Audit fees(1)	$7,690	$7,731
Audit-related fees(2)	773	234
Tax fees(3)	692	1,628
All other fees(4)	1,433	635

Total	$10,588	$10,229
(1)
Audit fees related to audits of financial statements and internal controls over financial reporting, statutory audits, reviews of quarterly financial statements, comfort letters, reviews of registration statements and certain periodic reports filed with the SEC.

(2)
Audit-related fees related primarily to carve out audits, accounting consultations, employee benefit plans and other assurance related services.

(3)
Tax fees related primarily to tax compliance and advice.

(4)
Other fees primarily related to a project to provide high level advice and recommendations on the Company’s commercial model, cost structure and strategy for growth for the Company’s consideration.

Audit Committee’s Pre-Approval Policies and Procedures

To assure that the audit and non-audit services performed by the independent registered public accounting firm do not impair its independence in appearance and/or fact, the Audit Committee has established the Audit and Non-Audit Services Pre-Approval Policy of the Audit Committee (the “Policy”). The Policy outlines the scope of services that PwC may provide to the Company. The Policy sets forth guidelines and procedures the Company must follow when retaining PwC to perform audit, audit-related, tax and other services. The Policy also specifies certain non-audit services that may not be performed by PwC under any circumstances. Pursuant to the Policy, the Audit Committee has approved services to be provided by PwC and fee thresholds within each of the service categories, and services within these thresholds are deemed pre-approved. Additional services and fees exceeding those thresholds require further pre-approval. Requests for specific pre-approvals may be considered by the full Audit Committee. In addition, the Audit Committee has delegated to the Chair the authority to grant specific pre-approvals. Any such pre-approvals are reported to the full Audit Committee at its next meeting. The Policy is evaluated and updated annually by the Audit Committee. For fiscal year 2019, all services provided by PwC were approved by the Audit Committee.

Report of the Audit Committee

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.
The Audit Committee is appointed by the Board of Directors to assist the Board in the oversight of  (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company’s independent auditor, (iii) the performance of the Company’s internal audit function and independent auditors, and (iv) the compliance by the Company with legal and regulatory requirements. All members of the Audit Committee meet the criteria for independence applicable to audit committee members under NYSE Listing Standards and the rules and regulations of the SEC relating to audit committees. The Audit Committee Charter complies with NYSE Listing Standards.
Management is responsible for the financial reporting process, including its internal control over financial reporting, and for the preparation of its consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements, and expressing opinions on the consolidated financial statements and internal control over financial reporting. The Audit Committee’s responsibility is to monitor and review these processes and act in an oversight capacity. The Audit Committee does not certify the financial statements or guarantee the independent registered public accounting firm’s report. The Audit Committee relies, without independent verification, on the information provided to it, including representations made by management and the independent registered public accounting firm, including its audit report.
The Audit Committee discussed with PwC, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence. The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2019 with management and PwC. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in the Company’s Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2019.
AUDIT COMMITTEE
Bradley J. Bell, Chair
Curtis V. Anastasio
Mary B. Cranston
Curtis J. Crawford
Erin N. Kane

PROPOSAL 4 — SHAREHOLDER PROPOSAL
The International Brotherhood of DuPont Workers, P.O. Box 10, Waynesboro, VA 22980, the holder of 250 shares of Chemours common stock, has advised Chemours that it intends to introduce at the Annual Meeting the proposal and supporting statement quoted verbatim below.
For the reasons set forth by the Company in the section titled Chemours’ Statement in Opposition to Proposal 4, following the Proponent’s proposal and supporting statement, the Company disagrees with Proponent’s proposal and supporting statement.
RESOLVED: That the stockholders of Chemours, assembled in annual meeting in person and by proxy, hereby request that the Board of Directors give consideration to this proposal by the International Brotherhood of Dupont Workers, after taking into account the wishes of a vote of the stockholders, to the creation of an advisory position to the Board of Directors and such advisory position to be filled by a current Chemours wage roll employee who is serving as a representative of the employees at his or her plant site.
Stockholders’ Statement
At present, the Board is made up of individuals who, other than the President and Chief Executive Officer, serve or formerly served as high ranking corporate officers for other companies.
What they are all lacking, however, is what this proposal would offer — the experience of a Chemours wage roll employee, someone who is actually working in one of their factories and, as a representative of employees, is familiar with many of the “on the floor” issues that impact the success of the company — issues such as safety for those working at the plant, environmental concerns for the surrounding communities, worker motivation, and the like.
This employee would be able to advise the Board with knowledge and insight that is not now present on the Board, with the result that the Board could make more informed decisions that result in a substantial benefit to the Company.
If you AGREE with this proposal, please mark your proxy FOR this resolution.
CHEMOURS’ STATEMENT IN OPPOSITION TO PROPOSAL 4
The Board unanimously recommends a vote “AGAINST” the shareholder proposal.
After careful consideration, and for the reasons set forth below, the Board believes it is not in the best interests of Chemours or its shareholders to create an employee advisory position to the Board.
The Board has open access to management of the Company on all issues affecting the business, its employees, and the communities in which it operates. Management provides the Board with regular updates on the Company’s performance, including environmental, health and safety (EHS) metrics.
As part of our Corporate Responsibility Commitments, we are focused on safety and take pride in instilling a strong safety culture throughout the Company. We strive for all employees and contractors to return home safely and injury free each day, and to avoid any safety impact on our local communities. Employees are empowered to raise and resolve safety concerns and trained to have the necessary knowledge and skills to work safely.
Employees have many open channels through which they are encouraged to communicate with their management and voice their concerns. To reinforce our principles and strengthen our management systems, we run multiple auditing systems to ensure we are living up to our expectations and commitments.
For the foregoing reasons, the Board believes that a wage roll employee advisor role to the Board is not necessary.

THE BOARD RECOMMENDS THAT YOU VOTE “AGAINST” THIS SHAREHOLDER PROPOSAL.

CERTAIN RELATIONSHIPS AND TRANSACTIONS
The Board has adopted “Policies and Procedures for Transactions with Related Persons” to assist it in reviewing, approving and ratifying related person transactions and to assist the Company in preparing the disclosures that the rules and regulations of the SEC require to be included in the Company’s applicable SEC filings. Pursuant to the policies and procedures, any reported transaction between the Company and a “Related Person” that may qualify as a “Related Person Transaction” will be referred to the Nominating and Corporate Governance Committee or any other committee comprised of independent directors designated by the Board.
The Nominating and Corporate Governance Committee (or its Chair, under some circumstances) will determine whether to approve, ratify, disapprove or reject any Related Person Transaction following consideration of all relevant factors, including, without limitation, the following: (i) the commercial reasonableness of the transaction; (ii) the materiality of the Related Person’s direct or indirect interest in the transaction; (iii) whether the transaction may involve a conflict of interest, or the appearance of one; (iv) whether the transaction was in the ordinary course of business; (v) the benefits to the Company; (vi) the availability of other sources for comparable products or services; and (vii) the impact of the transaction on the Related Person’s independence under the Company’s Corporate Governance Guidelines and applicable regulatory and listing standards. Related Person Transactions will be approved or ratified only if they are determined to be in the best interests of the Company and its shareholders.
If a Related Person Transaction that has not been previously approved or ratified is discovered, the Related Person Transaction will be presented to the Nominating and Corporate Governance Committee for ratification. If the Nominating and Corporate Governance Committee does not ratify the Related Person Transaction, then the Company will ensure all appropriate disclosures regarding the transaction are made and, if appropriate, take all reasonable actions to attempt to terminate the Company’s participation in the transaction.
It is expected that the Company and its subsidiaries may purchase products and services from and/or sell products and services to companies of which certain of the Company’s directors or executive officers, or their immediate family members, are directors or employees. Chemours carries out transactions with these entities on customary terms, and, in many instances, the Company’s directors and executive officers may not be aware of them. To the Company’s knowledge, since the beginning of fiscal year 2019, no related person has had a material interest in any of the Company’s business transactions or relationships.

GENERAL INFORMATION ABOUT THE MEETING
Q.
Why am I being asked to review these materials?

A.
The Board is soliciting proxies for use at the Annual Meeting to be held on April 28, 2020, beginning at 10:00 a.m. Eastern time, in the Caesar Rodney Ballroom at The Westin Hotel, located at 818 Shipyard Drive, Wilmington, DE 19801. In order to solicit your proxy, the Company must furnish you with this Notice and Proxy Statement, which contains information about the proposals to be voted upon at the Annual Meeting. As a Company shareholder, you are invited to attend the Annual Meeting and are entitled and encouraged to vote on the proposals described in this Proxy Statement. This Proxy Statement and the Company’s Annual Report to

Shareholders are first being mailed to the Company’s shareholders and made available on the Internet on or about March 13, 2020.
Q.
Why am I being asked to review materials online?

A.
In accordance with rules and regulations adopted by the SEC, instead of mailing a printed copy of the Company’s proxy materials to each shareholder, the Company is furnishing proxy materials, including this Proxy Statement and Annual Report to Shareholders, by providing access on the Internet rather than mailing printed copies of the materials. Most shareholders will not receive printed copies of the proxy materials unless they request them.

Instead, a Notice of Internet Availability of Proxy Materials (the “Notice”) has been sent to most of the Company’s shareholders with instructions on how to access and review the proxy materials on the Internet. The Notice also provides instructions on how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of the Company’s proxy materials, please follow the instructions for requesting such materials in the Notice.
Q.
How does the Board recommend I vote on the proposals described in this Proxy Statement?

A.
The Board recommends that you vote “FOR” each of the director nominees to the Board (Proposal 1), “FOR” approval of the compensation of the named executive officers (Proposal 2), “FOR” ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm (Proposal 3), and “AGAINST” the shareholder proposal on a Board Advisory Position (Proposal 4).

Q.
Who may vote at the meeting?

A.
Only holders of record of Chemours common stock at the close of business on March 2, 2020 (the “Record Date”) are entitled to vote at the Annual Meeting. Each outstanding share of common stock is entitled to one vote. On the Record Date, there were 164,140,584 shares of Chemours common stock outstanding and entitled to vote.

Q.
How do I vote?

A.
If your shares are registered directly in your own name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered a “shareholder of record” with respect to those shares, and the Notice has been sent directly to you.

As a shareholder of record, you may submit your proxy in advance of the Annual Meeting using any of the following alternatives:
VIA INTERNET at www.AALVote.com/CC
BY TELEPHONE by dialing: 866-804-9616
BY MAIL by completing and mailing in a paper proxy card.
Or you may vote IN PERSON at the Annual Meeting.
If, like most shareholders of the Company, you hold your shares through a broker, bank or other nominee, you are considered a “beneficial owner” of those shares, holding the shares in “street name.” If you are a beneficial owner of shares, you will receive instructions from your broker or other nominee describing how to vote your shares. To vote in person at the Annual Meeting, beneficial owners will need to contact the broker, trustee or nominee that holds their shares to obtain a “legal proxy” to bring to the meeting.
Q.
What is the deadline for voting if I do not plan to attend the Annual Meeting?

A.
You may submit your proxy via the Internet or by telephone until 11:59 p.m., Eastern Time, on April 27, 2020, or the Company’s agent must receive your paper proxy card by mail on or before April 27, 2020.

If your shares are held in “street name,” please refer to the voting instructions from your broker, trustee or other nominee.
Q.
If I provide voting instructions and/or grant my proxy, who will vote my shares at the Annual Meeting and how will they vote my shares?

A.
Sameer Ralhan and David C. Shelton are Officers of the Company and were named by the Board as proxy holders. They will vote all proxies, or record an abstention, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted as recommended by the Board.

Q.
Who will count the votes?

A.
A representative of Alliance Advisors, LLC, an independent tabulator, will count the vote and act as the inspector of election.

Q.
Can I change my vote after I have delivered my proxy?

A.
Yes. Submission of a later proxy by any means by the deadlines described herein or voting in person at the Annual Meeting will change your prior vote. Beneficial owners who wish to change their vote must follow the procedures provided by their broker, bank or other nominee.

Q.
Can I revoke a proxy?

A.
Yes. A shareholder of record may revoke a properly executed proxy at any time before its exercise by submitting a letter addressed to, and received by, the Corporate Secretary of the Company, by delivering later dated proxy instructions or by voting in person at the meeting. Beneficial owners who wish to revoke their proxy should contact their broker, bank or other nominee. Attendance at the meeting alone will not revoke a proxy. Without a legal proxy from the record owner, beneficial owners cannot revoke their proxies in person at the Annual Meeting because the actual registered shareholders — the broker, bank or other nominees — will not be present. Beneficial owners who wish to vote at the Annual Meeting must obtain a legal proxy from their broker, bank or other nominee.

Q.
What does it mean if I receive more than one Notice, proxy or voting instruction card?

A.
It means your shares are registered differently or are in more than one account. For all Notices you receive, please submit your proxy by Internet for each control number you have been assigned. If you received paper copies of proxy materials, please provide voting instructions for all proxy and voting instruction cards you receive. The Company encourages you to register all your accounts in the same name and address. Registered shareholders may contact the Company’s transfer agent, Computershare Investor Services, P.O. Box 505000, Louisville, KY 40233-5000; (866) 478-8569. Beneficial owners holding Chemours common stock through a broker, bank or other nominee should contact their broker, bank or nominee and request consolidation of their accounts.

Q.
What is a quorum? Why is a quorum required?

A.
Return of your proxy is important because a quorum is required for the Company shareholders to conduct business at the meeting. The presence at the meeting, in person or by proxy, of the holders of shares having a majority of the voting power represented by all issued and outstanding shares entitled to vote on the record date will constitute a quorum, permitting the Company to conduct the business of the meeting. Proxies received but marked as abstentions, if any, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. Because this proxy includes a “routine” management proposal, shares represented by “broker non-votes” will be counted in determining whether there is a quorum present. If there is not a quorum present at the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting to a later time.

Q.
How will votes be counted on shares held through brokers?

A.
If you are a beneficial owner and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers are not entitled to vote on the election of directors or the advisory proposal to approve the compensation of the Company’s named executive officers, unless the brokers receive voting instructions from the beneficial owner. The shares of a shareholder whose shares are not voted because of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the Annual Meeting so long as the shares are represented at the meeting. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Brokers will be permitted to vote without voting instructions on the ratification of the selection of PricewaterhouseCoopers LLP, assuming that a quorum is obtained and therefore no broker non-votes are expected with respect to that proposal.
Q.
How many votes are needed to elect the director nominees and approve each of the proposals?

A.
Proposal	Vote Required	Broker Discretionary Voting Allowed?
Election of Directors	Majority of Votes Cast	No
Advisory Approval of Executive Compensation	Majority of Votes Represented and Entitled to Vote	No
Ratification of PwC	Majority of Votes Represented and Entitled to Vote	Yes
Shareholder Proposal	Majority of Votes Represented and Entitled to Vote	No
For the election of directors, under the Bylaws, the number of votes cast “for” a nominee must exceed the number of votes cast “against” the nominee for the nominee to be elected as a director. For all other matters, except as set forth in the Certificate of Incorporation, the Bylaws or applicable law, the approval of the holders of a majority of votes represented at the meeting and entitled to vote on the proposal is required for approval of a proposal under the Bylaws. The proposals to ratify our independent accountants and approve, on an advisory basis, executive compensation, and the shareholder proposal require shareholder approval pursuant to this standard. In accordance with the voting standards set forth above, abstentions have no effect on the election of directors but have the same effect as votes “against” the other proposals.
Q.
What happens if an incumbent director nominee does not receive a majority of the votes cast for his or her re-election at the Annual Meeting?

A.
The Company’s Corporate Governance Guidelines provide that the Board shall nominate for election or re-election only those candidates who agree to tender, promptly following the annual meeting at which they are elected or re-elected as a director, their irrevocable resignations contingent upon their failure to receive a majority of the votes cast for their election in an election that is not a contested election and the Board’s acceptance of such resignations. In the event an incumbent director fails to receive the required vote for re-election, the Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation of the incumbent director. The Board will act on the resignation, taking into account the recommendation of the Nominating and Corporate Governance Committee, and publicly disclose its decision within ninety (90) days following certification of the election results. The Nominating and Corporate Governance Committee in making its recommendation and the Board in making its decision may consider all facts and circumstances they consider relevant or appropriate in reaching their determinations.
Q.
Where can I find voting results of the Annual Meeting?

A.
Chemours will announce preliminary general voting results at the meeting and publish final detailed voting results on a Current Report on Form 8-K that Chemours will file with the SEC within four business days after the meeting.

Q.
Who will bear the cost for soliciting votes for the Annual Meeting?

A.
Chemours will bear all expenses in conjunction with the solicitation of the enclosed proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to security owners and the fee to Innisfree M&A Incorporated (“Innisfree”), who will help the Company solicit proxies. Chemours anticipates that the fee to Innisfree will be approximately $12,500, plus expenses. In addition, proxies may be solicited by mail, email, in person, or by telephone or fax by certain of the Company’s directors, officers and other employees.

Q.
Who may attend the Annual Meeting? What is the process for attending the Annual Meeting?

A.
If you plan to attend the Annual Meeting, you must be a holder of Company shares as of the Record Date of March 2, 2020 and obtain an admission ticket in advance. Tickets will be available to registered and beneficial owners. You can request an admission ticket from

Chemours Investor Relations by calling (302) 773-3291 or by e-mailing annualmeeting@chemours.com. You must bring your admission ticket to the Annual Meeting to ensure access to the meeting.
Requests for admission tickets will be processed in the order in which they are received and must be requested no later than 5:00 p.m. Eastern time on April 21, 2020. Please note that seating is limited. As a result, Chemours is not able to admit the guests of either shareholders or their legal proxy holders. Requests for tickets will be accepted on a first-come, first-served basis.
On the day of the meeting, each shareholder will be required to present: a valid picture identification such as a driver’s license or passport, a copy of your brokerage statement (if you hold your shares in street name) and your admission ticket. You may be denied admission if you do not provide this information. Registration will begin at 9:00 a.m. Eastern time and the Annual Meeting will begin at 10:00 a.m. Eastern time. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting. You will be required to enter through a security check point before being granted access to the meeting.
Q.
Can I access future annual meeting materials through the Internet rather than receiving them by mail?

A.
Yes.

Shareholders of record can sign up for electronic delivery at www.allianceproxy.com/chemours/2020. If you submit your proxy through the Internet, you can also sign up for electronic delivery by following the instructions that appear after you finish voting. You will receive an e-mail next year containing links to the Company’s Annual Report to Shareholders and the Proxy Statement for the Company’s 2021 Annual Meeting.
Beneficial owners may also have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your broker or other nominee regarding the availability of this service. This procedure reduces the printing costs and fees the Company incurs in connection with the solicitation of proxies.
Q.
What is “householding”?

A.
As permitted by SEC rules, the Company has adopted a procedure called “householding,” under which multiple shareholders who have the same address will receive a single Notice and, if applicable, a single set of annual report and other proxy materials, unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies.

Shareholders who participate in householding will continue to receive separate proxy cards. This procedure can result in significant savings to the Company by reducing printing and postage costs.
If you are a registered holder and would like to participate in householding, or if you participate in householding and would like to receive a separate set of proxy materials, please contact Alliance Advisors, LLC by calling 1-877-777-2857 or by e-mailing requests@viewproxy.com. Beneficial owners should contact their broker or other nominee for information about householding.
Q.
How can I communicate with the Company’s Board?

A.
Shareholders and other interested parties may send communications to the Board in care of the Corporate Secretary, The Chemours Company, 1007 Market Street, Wilmington, Delaware 19801. Please indicate whether your message is for the Board as a whole, a particular group or committee of directors, or an individual director.

Q.
What if I have additional questions?

A.
If you have additional questions about the Annual Meeting or any of the information presented in this Proxy Statement, you may direct your questions to Chemours Investor Relations at annualmeeting@chemours.com, or call (302) 773-3291.

Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

OTHER INFORMATION
Other Business that May Come Before the Meeting

The Company does not intend to bring any other business before the Annual Meeting for action and has not been notified of any other business proposed to be brought before the Annual Meeting. However, if any other business should be properly presented for action, it is the intention of the persons named on the proxy card to vote in accordance with their judgment on such business.

2021 Annual Meeting of Shareholders

Procedures for Submitting Shareholder Proposals and Nominations
If you want to include a shareholder proposal in the Proxy Statement for the Company’s 2021 Annual Meeting of Shareholders, your shareholder proposal must be delivered to the Company not later than November 13, 2020 and it must satisfy the rules and regulations of the SEC to be eligible for inclusion in the Proxy Statement for that meeting. If the date of the Company’s 2021 Annual Meeting of Shareholders changes by more than 30 days from the date that is the first anniversary of the 2020 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and mail proxy materials for the 2021 Annual Meeting.
If you want to submit a shareholder proposal for the Company’s 2021 Annual Meeting of Shareholders and you do not require that the proposal be included in the Company’s proxy materials or want to submit a director nomination, your shareholder proposal or director nomination must be delivered to the Company not earlier than January 1, 2021 and not later than January 31, 2021. However, if the date of the 2021 Annual Meeting changes by more than
30 days from the date that is the first anniversary of the 2020 Annual Meeting, then any shareholder proposal must be received no later than the close of business on the tenth day following the date of public disclosure of the date of such meeting. Your notice must also include the information required by the Company’s Bylaws.
All shareholder proposals and director nominations must be delivered to the Company at the following address: The Chemours Company, 1007 Market Street, Wilmington, DE 19801, Attention: Corporate Secretary.
The chairman of the Annual Meeting or any other annual meeting or special meeting of shareholders may refuse to acknowledge the nomination or shareholder proposal of any person not made in compliance with the foregoing procedures and the Bylaws. A shareholder’s compliance with these procedures will not require the Company to include information regarding a proposed nominee in the Company’s proxy solicitation materials.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including the financial statements and schedules and a list of all exhibits, will be supplied without charge to any shareholder upon written request sent to The Chemours Company, 1007 Market Street,
Wilmington, DE 19801, Attention: Investor Relations. Exhibits to the Form 10-K are available for a reasonable fee. You may also view the Annual Report on Form 10-K and its exhibits on-line at the SEC website at www.sec.gov or on the Company’s website at https://investors.chemours.com.

IMPORTANT
We value the input and support of all shareholders. Whether your share holdings are large or small, and even if you expect to attend the Annual Meeting in person, please promptly submit your proxy by telephone, through the Internet or by mail.

PROXY

The Chemours Company

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 28, 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby appoints Sameer Ralhan and David C. Shelton, or either of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the “Annual Meeting”) of The Chemours Company (the “Company”) to be held on April 28, 2020, and any adjournment or postponement thereof, as hereinafter specified and, in their judgment, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF THE NOMINEES NAMED IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 3, AND “AGAINST” PROPOSAL 4. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR JUDGMENT UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

(Continued and to be marked, dated and signed on other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Proxy Statement and our 2019 Annual Report to Shareholders are available at: http://www.allianceproxy.com/chemours/2020

Please mark your votes like this in blue or black ink ☒

The Board of Directors recommends you vote FOR each of the nominees named in Proposal 1.

Nominees:

	FOR	AGAINST	ABSTAIN
1a. Curtis V. Anastasio	☐	☐	☐
1b. Bradley J. Bell	☐	☐	☐
1c. Richard H. Brown	☐	☐	☐
1d. Mary B. Cranston	☐	☐	☐
1e. Curtis J. Crawford	☐	☐	☐
1f. Dawn L. Farrell	☐	☐	☐
1g. Erin N. Kane	☐	☐	☐
1h. Sean D. Keohane	☐	☐	☐
1i. Mark P. Vergnano	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 and 3, and AGAINST Proposal 4.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Proposal 4 – Shareholder Proposal on Board Advisory Position

☐ FOR ☐ AGAINST ☐ ABSTAIN

To transact other business as may properly come before the meeting or any adjournment or postponement thereof.

Date ________________________

Signature ________________________

Signature ________________________
(Joint Owners)

Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

Please indicate if you plan to attend this meeting ☐

CONTROL NUMBER

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

As a shareholder of The Chemours Company, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on April 27, 2020.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.AALVote.com/CC

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 866-804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.